KEYPORT VARIABLE INVESTMENT TRUST

                       SUPPLEMENT DATED OCTOBER 16, 1995
                                      TO
                         PROSPECTUS DATED MAY 1, 1995

-------------------------------------------------------------------------------

Reference is made to "THE TRUST -- Application For Exemptive Order Permitting Certain Fund Substitutions" on page 3 of the Prospectus. The substitutions of fund shares described therein became effective as of the close of business on October 13, 1995 in accordance with an exemptive order granted by the Securities and Exchange Commission. As a result, C-K U.S. Gov't Fund has ceased to exist as a separate Fund.

                                   *   *   *

Reference is made to "TRUST MANAGEMENT ORGANIZATIONS -- KASC'S Sub-Advisers:
Colonial Management Associates, Inc. (Colonial) and Newport Fund Management, Inc. (Newport) -- Colonial" on pages 11-12 of the Prospectus. Elizabeth Palmer no longer is a co-manager of the C-K Growth and Income Fund. Dan Rie continues to manage the Fund. In addition, James P. Haynie now serves with John E. Lennon as co-manager of the C-K Utilities Fund. Mr. Haynie has managed various other Colonial equity funds since 1993. Prior to joining Colonial in 1993, Mr. Haynie was a Vice President at Massachusetts Financial Services Company and a Portfolio Manager at Trinity Investment Management.

-------------------------------------------------------------------------------
                            Client Service Hotline
                            800-367-3653 (press 3)

                                Distributed by:
                       Keyport Financial Services Corp.
                                125 High Street
                          Boston, Massachusetts 02110

                                 PROSPECTUSES

                      KEYPORT VARIABLE INVESTMENT TRUST
                      STEINROE VARIABLE INVESTMENT TRUST

                                 MAY 1, 1995

                      KEYPORT VARIABLE INVESTMENT TRUST
                            Federal Reserve Plaza
                             600 Atlantic Avenue
                         Boston, Massachusetts 02210

Keyport Variable Investment Trust ("Trust") is an open-end management investment company that currently includes seven separate Funds, each with its own investment objective and policies. The seven Funds and their investment objectives are:

(bullet) Colonial-Keyport U.S. Government Fund seeks a high level of current income, as is consistent with prudent risk, by investing exclusively in U.S. Government Securities. (This Fund is no longer being offered for new sales.)

(bullet) Colonial-Keyport Growth and Income Fund seeks primarily income and long-term capital growth and, secondarily, preservation of capital.

(bullet) Colonial-Keyport Utilities Fund seeks primarily current income and, secondarily, long-term capital growth.

(bullet) Colonial-Keyport International Fund For Growth seeks long-term capital growth, by investing primarily in non-U.S. equity securities. The Fund is non-diversified and may invest more than 5% of its total assets in the securities of a single issuer, thereby increasing the risk of loss compared to a diversified fund.

(bullet) Colonial-Keyport U.S. Fund For Growth seeks growth exceeding over time the S&P 500 Index (Standard & Poor's Corporation Composite Stock Price Index) performance.

(bullet) Colonial-Keyport Strategic Income Fund seeks a high level of current income, as is consistent with prudent risk and maximizing total return, by diversifying investments primarily in U.S. and foreign government and high yield, high risk corporate debt securities. The Fund may invest a substantial portion of its assets in high yield, high risk bonds (commonly referred to as "junk bonds") and therefore may not be suitable for all investors. High risk, high yield bonds are regarded as speculative as to payment of principal and interest. Purchasers should carefully assess the risks associated with an investment in the Fund.

(bullet) Newport-Keyport Tiger Fund seeks long-term capital growth by investing primarily in equity securities of companies located in the four Tigers of Asia (Hong Kong, Singapore, South Korea and Taiwan) and the other mini-Tigers of East Asia (Malaysia, Thailand, Indonesia, China and the Philippines).

There is no assurance that the objectives of the Funds will be realized.

Other Funds may be added or deleted from time to time.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus contains information about the Funds that a prospective investor should know before applying for certain variable annuity contracts and variable life insurance policies offered by separate accounts of insurance companies investing in the Trust. Please read it carefully and retain it for future reference.

Additional facts about the Funds are included in a Statement of Additional Information dated May 1, 1995, incorporated herein by reference, which has been filed with the Securities and Exchange Commission. For a free copy write to Keyport Financial Services Corp. at 125 High Street, Boston, Massachusetts 02110 or other broker-dealers offering the variable annuity contracts and variable life insurance policies of Participating Insurance Companies (as such term is defined in this Prospectus).

SHARES OF THE TRUST ARE AVAILABLE AND ARE BEING MARKETED EXCLUSIVELY AS A POOLED FUNDING VEHICLE FOR VARIABLE ANNUITY CONTRACTS ("VA CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("VLI POLICIES") OF KEYPORT LIFE INSURANCE COMPANY, OF KEYPORT AMERICA LIFE INSURANCE COMPANY AND OF LIBERTY LIFE ASSURANCE COMPANY OF BOSTON, OR OF OTHER PARTICIPATING INSURANCE COMPANIES.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE APPROPRIATE VA CONTRACTS OR VLI POLICIES OF PARTICIPATING INSURANCE COMPANIES. BOTH PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

                  The date of this Prospectus is May 1, 1995

                              TABLE OF CONTENTS

                                                             Page
                                                            ------
THE TRUST                                                       3

FINANCIAL HIGHLIGHTS                                            4

THE FUNDS                                                       8
 How the Funds Invest                                           8
 Colonial-Keyport U.S. Government Fund                          8
 Colonial-Keyport Growth and Income Fund                        8
 Colonial-Keyport Utilities Fund                                9
 Colonial-Keyport International Fund For Growth                 9
 Colonial-Keyport U.S. Fund For Growth                          9
 Colonial-Keyport Strategic Income Fund                        10
 Newport-Keyport Tiger Fund                                    10

TRUST MANAGEMENT ORGANIZATIONS                                 11
 The Trustees                                                  11
 The Manager: Keyport Advisory Services Corp.
   (KASC)                                                      11
 KASC's Sub-Advisers: Colonial Management  Associates,
  Inc. (Colonial) and Newport Fund  Management, Inc.
  (Newport)                                                    11
 Colonial's Sub-Advisers: Gartmore
   Capital Management Limited (Gartmore) and
   State Street Bank and Trust Company (State  Street)         12

TRUST SERVICE ORGANIZATIONS                                    13
 Underwriter: Keyport Financial Services Corp. (KFSC)          13
 Custodian: Boston Safe Deposit and Trust Company
   (The Boston Company)                                        13
 Independent Accountants: Price Waterhouse LLP                 13
OTHER CONSIDERATIONS                                           13
 Expenses of the Funds                                         13
 Purchases and Redemptions                                     13
 Investment Return                                             14
 Net Asset Value                                               14
 Distributions                                                 14
 Taxes                                                         14
 Shareholder Communications                                    15
 Organization, Meetings, and Voting Rights                     15
 Additional Information                                        16

OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS, AND
  POLICIES OF THE FUNDS                                        16
 Short-Term Trading                                            16
 Cash Reserves and Repurchase Agreements                       16
 Forward Commitments and When-Issued Securities                17
 Foreign Securities                                            17
 Mortgage-Backed Securities                                    18
 Collateralized Mortgage Obligations (CMOs) and  Real
  Estate Mortgage Investment Conduits  (REMICs)                18
 Zero-Coupon Bonds                                             19
 High Yield, High Risk Bonds                                   19
 Foreign Stock Index Futures                                   19
 Writing and Purchasing Covered Put Options on
   Securities                                                  19
 Interest Rate Futures                                         20
 Certain Policies to Reduce Risk                               20

CHANGES TO INVESTMENT OBJECTIVES AND NON-FUNDAMENTAL
  POLICIES                                                     20

APPENDIX A: Description of Bond Ratings                       A-1
APPENDIX B: C-K Strategic Income Fund -- Schedule of
  Portfolio Asset Composition by Rating for 1994              B-1

                                  THE TRUST

The Trust is an open-end management investment company currently consisting of seven series: Colonial-Keyport U.S. Government Fund ("C-K U.S. Gov't Fund"), Colonial-Keyport Growth and Income Fund ("C-K Growth and Income Fund"), Colonial- Keyport Utilities Fund ("C-K Utilities Fund"), Colonial-Keyport International Fund For Growth ("C-K International Fund For Growth"), Colonial-Keyport U.S. Fund For Growth ("C-K U.S. Fund For Growth"), Colonial-Keyport Strategic Income Fund ("C-K Strategic Income Fund") and Newport-Keyport Tiger Fund ("N-K Tiger Fund") (individually referred to as a "Fund" or by the initials indicated, or collectively as the "Funds"). Each of C-K U.S. Gov't Fund, C-K Growth and Income Fund, C-K Utilities Fund, C-K U.S. Fund For Growth, C-K Strategic Income Fund and N-K Tiger Fund is a diversified fund. C-K International Fund For Growth is non-diversified and may invest more than 5% of its total assets in the securities of a single issuer. This increases the risk of loss compared to a diversified fund. The Trust issues shares of beneficial interest in each Fund that represent interests in a separate portfolio of securities and other assets. The Trust may add or delete Funds from time to time. (C-K U.S. Gov't Fund is no longer being offered for new sales. See "Application For Exemptive Order Permitting Certain Fund Substitutions" below.)

The Trust is the funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") offered by the separate accounts of life insurance companies ("Participating Insurance Companies"). The shares of the Funds currently are sold only to Keyport Life Insurance Company ("Keyport"), Keyport America Life Insurance Company ("Keyport America") and Liberty Life Assurance Company of Boston ("Liberty").

The Participating Insurance Companies and their separate accounts are the shareholders or investors ("shareholders") of the Funds. Owners of VA contracts and owners of VLI policies invest in sub-accounts of separate accounts of the Participating Insurance Companies that, in turn, invest in the Funds.

The prospectuses of the separate accounts of the Participating Insurance Companies describe which Funds are available to the separate accounts offering the VA contracts and VLI policies. The Trust assumes no responsibility for those prospectuses. However, Keyport Advisory Services Corp. ("KASC") and the Board of Trustees of the Trust ("Board of Trustees") monitor events to identify any material conflicts that may arise between the interests of the Participating Insurance Companies or between the interests of owners of VA contracts and VLI policies. The Trust currently does not foresee any disadvantages to the owners of VA contracts and VLI policies arising from the fact that certain interests of the owners may differ. The Statement of Additional Information contains additional information regarding such differing interests and related risks.

KASC provides investment management and advisory services to the Funds pursuant to its Management Agreements with the Trust.

Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services to each Fund (other than N-K Tiger Fund) pursuant to separate Sub-Advisory Agreements (the "Colonial Sub-Advisory Agreements") with each such Fund and KASC.

Newport Fund Management, Inc. ("Newport") provides sub-advisory services to N-K Tiger Fund pursuant to a separate Sub-Advisory Agreement (the "Newport Sub-Advisory Agreement") with such Fund and KASC.

In addition, (i) in the case of the C-K International Fund For Growth, pursuant to a separate Sub-Advisory Agreement among the Fund, KASC, Colonial and Gartmore Capital Management Limited ("Gartmore"), Colonial has delegated portfolio management of the Fund to Gartmore and (ii) in the case of C-K U.S. Fund For Growth, pursuant to a separate Sub-Advisory Agreement among the Fund, KASC, Colonial and State Street Global Advisors, a division of State Street Bank and Trust Company ("State Street"), Colonial has delegated portfolio management of the Fund to State Street.

KASC has delegated various administrative matters to Colonial. Colonial also provides transfer agency and pricing and record keeping services to the Trust. Keyport Financial Services Corp. ("KFSC") serves as the principal underwriter of the Trust.

KASC, Colonial, Newport, KFSC, and Keyport are wholly- owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). (LFC acquired Colonial on March 24, 1995 and acquired Newport on April 3, 1995.) As of March 31, 1995, approximately 81.9% of the combined voting power of LFC's issued and outstanding voting stock was held, indirectly, by Liberty Mutual Insurance Company ("Liberty Mutual").

    Application For Exemptive Order Permitting Certain Fund Substitutions

Keyport and certain of its affiliates have filed with the Securities and Exchange Commission an application for an exemptive order permitting substitution of shares of the Mortgage Securities Income Fund ("MSIF") for the shares of C-K U.S. Gov't Fund. MSIF is a series fund of the SteinRoe Variable Investment Trust ("SRVIT"). SRVIT also is a funding vehicle for VA contracts and VLI policies of Participating Insurance Companies. Pending action on such application, shares of C-K U.S. Gov't Fund are no longer being offered for new sales. However, additional shares of the Fund continue to be issued prior to the effective time of such substitution in connection with reinvested distributions.

                             FINANCIAL HIGHLIGHTS

The tables below present certain financial information for each Fund in the Trust (other than the N-K Tiger Fund, which is expected to commence operations on or about May 1, 1995) for the period beginning July 1, 1993 (for C-K International Fund For Growth, May 2, 1994, and for each of C-K U.S. Fund For Growth and C-K Strategic Income Fund, July 5, 1994) and ended December 31, 1994. The information has been audited and reported on by the Trust's independent accountants, Price Waterhouse LLP, whose report thereon appears in the Statement of Additional Information.

                   Colonial-Keyport Growth and Income Fund

                                                                       Period Ended December
                                                                                31,
                                                                       ---------------------
                                                                        1994       1993***
                                                                       -------   -----------
Per share operating performance:
Net asset value, beginning of period                                   $10.36      $10.00
                                                                       ------      ---------
Net investment income                                                    0.26        0.09
Net realized and unrealized gains (losses) on investments and
  foreign currency transactions                                         (0.34)       0.41
                                                                       ------      ---------
Total from investment operations                                        (0.08)       0.50
                                                                       ------      ---------
Less:
 Dividends from net investment income                                   (0.25)      (0.11)
 Distributions from net realized gains on investments                      --       (0.03)
                                                                       ------      ---------
Total distributions                                                     (0.25)      (0.14)
                                                                         ----      ---------
Net asset value, end of period                                         $10.03      $10.36
                                                                       ======      =========
Total return:
Total investment return                                                 (0.76)%      5.01%**(b)
Ratios/supplemental data:
Net assets, end of period (000)                                       $48,052     $29,298
Ratio of net expenses to average net assets                              0.87%       1.00%*(a)
Ratio of net investment income to average net assets                     2.82%       2.32%*(b)
Portfolio turnover ratio                                                   55%          8%**

  * Annualized
 ** Not Annualized
*** For the period from the commencement of operations July 1, 1993 to December 31, 1993.

(a) If the Fund had paid all of its expenses and there had been no reimbursement from KASC, this ratio would have been 1.23% (annualized) for the period ended December 31, 1993.

(b) Computed giving effect to KASC's expense limitation undertaking.

                       Colonial-Keyport Utilities Fund

                                                         Period Ended December
                                                                  31,
                                                        ------------------------
                                                          1994        1993***
                                                        --------   -------------
Per share operating performance:
Net asset value, beginning of period                    $  9.65       $10.00
                                                        -------      -----------
Net investment income                                      0.54         0.18
Net realized and unrealized losses on investments         (1.53)       (0.35)
                                                        -------      -----------
Total from investment operations                          (0.99)       (0.17)
                                                        -------      -----------
Less:
 Dividends from net investment income                     (0.55)       (0.18)
Net asset value, end of period                          $  8.11       $ 9.65
                                                        =======      ===========
Total return:
Total investment return                                  (10.27)%      (1.70)%**(b)
Ratios/supplemental data:
Net assets, end of period (000)                         $38,156      $54,441
Ratio of net expenses to average net assets                0.86%        1.00%*(a)
Ratio of net investment income to average net assets       5.80%        5.10%*(b)
Portfolio turnover ratio                                     16%           2%**

  * Annualized
 ** Not Annualized
*** For the period from the commencement of operations July 1, 1993 to December 31, 1993.

(a) If the Fund had paid all of its expenses and there had been no reimbursement from KASC, this ratio would have been 1.09% (annualized) for the period ended December 31, 1993.

(b) Computed giving effect to KASC's expense limitation undertaking.

                    Colonial-Keyport U.S. Government Fund

                                                        Period Ended December
                                                                 31,
                                                        ---------------------
                                                         1994       1993***
                                                        -------   -----------
Per share operating performance:
Net asset value, beginning of period                    $ 9.88      $10.00
                                                        ------      ---------
Net investment income                                     0.63        0.27
Net realized and unrealized losses on investments        (0.77)      (0.11)
                                                        ------      ---------
Total from investment operations                         (0.14)       0.16
                                                        ------      ---------
Less:
 Dividends from net investment income                    (0.57)      (0.28)
Net asset value, end of period                          $ 9.17      $ 9.88
                                                        ======      =========
Total return:
Total investment return                                  (1.42)%      1.61%**(b)
Ratios/supplemental data:
Net assets, end of period (000)                        $29,225     $30,880
Ratio of net expenses to average net assets               0.86%       1.00%*(a)
Ratio of net investment income to average net assets      7.24%       6.88%*(b)
Portfolio turnover ratio                                   320%        125%**

  * Annualized
 ** Not Annualized
*** For the period from the commencement of operations July 1, 1993 to December 31, 1993.

(a) If the Fund had paid all of its expenses and there had been no reimbursement from KASC, this ratio would have been 1.14% (annualized) for the period ended December 31, 1993.

(b) Computed giving effect to KASC's expense limitation undertaking.

                Colonial-Keyport International Fund For Growth

                                                                                        Period Ended
                                                                                        December 31,
                                                                                           1994***
                                                                                     -------------------
Per share operating performance:
Net asset value, beginning of period                                                       $ 2.00
                                                                                           ------
Net investment income                                                                          --
Net realized and unrealized losses on investments and foreign currency
  transactions                                                                              (0.12)
                                                                                           -------
Total from investment operations                                                            (0.12)
                                                                                           -------
Net asset value, end of period                                                             $ 1.88
                                                                                           ========
Total return:
Total investment return                                                                     (6.00)%**
Ratios/supplemental data:
Net assets, end of period (000)                                                           $19,146
Ratio of net expenses to average net assets                                                  1.74%*
Ratio of net investment income to average net assets                                         0.13%*
Portfolio turnover ratio                                                                       31%**

  * Annualized
 ** Not Annualized
*** For the period from the commencement of operations (May 2, 1994) to December 31, 1994


                    Colonial-Keyport U.S. Fund For Growth


                                                            Period Ended
                                                            December 31,
                                                              1994***
                                                         ------------------
Per share operating performance:
Net asset value, beginning of period                           $10.00
                                                               -------
Net investment income                                            0.09
Net realized and unrealized gains on investments                 0.35
                                                               ------
Total from investment operations                                 0.44
                                                               -------
Less:
 Dividends from net investment income                           (0.11)
 Distributions from net realized gains on investments           (0.06)
                                                               -------
Total distributions                                             (0.17)
                                                               -------
Net asset value, end of period                                 $10.27
                                                               =======
Total return:
Total investment return                                          4.40%**(b)
Ratios/supplemental data:
Net assets, end of period (000)                               $15,373
Ratio of net expenses to average net assets                      1.00%*(a)
Ratio of net investment income to average net assets             2.16%*(b)
Portfolio turnover ratio                                           52%**

  * Annualized
 ** Not Annualized
*** For the period from the commencement of operations (July 5, 1994) to December 31, 1994

(a) If the Fund had paid all of its expenses and there had been no reimbursement from KASC, this ratio would have been 1.64% (annualized) for the period.

(b) Computed giving effect to KASC's expense limitation undertaking.

                    Colonial-Keyport Strategic Income Fund

                                                                                         Period Ended
                                                                                         December 31,
                                                                                            1994***
                                                                                      -------------------
Per share operating performance:
Net asset value, beginning of period                                                        $ 10.00
                                                                                            --------
Net investment income                                                                          0.30
Net realized and unrealized losses on investments and foreign currency
  transactions                                                                                (0.19)
                                                                                            --------
Total from investment operations                                                               0.11
                                                                                            --------
Less:
 Dividends from net investment income                                                         (0.31)
 Distributions from net realized gains on investments                                         (0.01)
                                                                                            --------
Total distributions                                                                           (0.32)
                                                                                            --------
Net asset value, end of period                                                              $  9.79
                                                                                            ========
Total return:
Total investment return                                                                        1.10%**(b)
Ratios/supplemental data:
Net assets, end of period (000)                                                             $13,342
Ratio of net expenses to average net assets                                                    1.00%*(a)
Ratio of net investment income to average net assets                                           7.33%*(b)
Portfolio turnover ratio                                                                         94%**

  * Annualized
 ** Not Annualized
*** For the period from the commencement of operations (July 5, 1994) to December 31, 1994

(a) If the Fund had paid all of its expenses and there had been no reimbursement from KASC, this ratio would have been 1.60% (annualized) for the period ended December 31, 1994.


(b) Computed giving effect to KASC's expense limitation undertaking.

Further information about the performance of the Funds is contained in the Trust's annual report to shareholders for the period ended December 31, 1994, which may be obtained without charge from KFSC.

                                  THE FUNDS

                             How The Funds Invest

All investments, including mutual funds, have risks, and no one mutual fund is suitable for all investors. No one Fund by itself constitutes a complete investment program. The net asset value of the shares of the Funds will vary with market conditions and there can be no guarantee that any Fund will achieve its investment objective.

Each Fund and its investment objectives and policies are described below. Certain additional investment policies and techniques common to some or all of the Funds are described under "OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS, AND POLICIES OF THE FUNDS" below.

More information about the portfolio securities in which the Funds invest, including certain risks and investment limitations, is provided in the Statement of Additional Information.

                    Colonial-Keyport U.S. Government Fund

This Fund currently is not being offered for new sales. See "THE
TRUST--Application For Exemptive Order Permitting Certain Fund
Substitutions."

Investment Objective. The Fund seeks a high level of current income, as is consistent with prudent risk, by investing exclusively in U.S. Government Securities.

Investment Program. The Fund invests exclusively in U.S. Government Securities. U.S. Government Securities include: (1) U.S. Treasury obligations; (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities ("Agencies") which are supported by (a) the full faith and credit of the U.S. Government, (b) the right of the issuer or guarantor to borrow an amount limited to a line of credit with the U.S. Treasury, (c) discretionary power of the U.S. Government to purchase obligations of the Agencies, or (d) the credit of the Agencies; (3) real estate mortgage investment conduits ("REMICs"), and collateralized mortgage obligations ("CMOs"), including privately-issued asset-backed securities and privately-issued mortgage-backed securities guaranteed by an Agency; (4) "when-issued" commitments relating to the foregoing; and (5) certain high quality U.S. Government money market instruments, including repurchase agreements ("REPOs") collateralized by U.S. Government Securities. The Fund may invest in U.S. Government Securities of any maturity and in zero coupon securities.

The Fund may trade portfolio securities for short-term profits to take advantage of price differentials. These trades may be limited by certain requirements of the Internal Revenue Code of 1986, as amended (the "Code").

                   Colonial-Keyport Growth and Income Fund

Investment Objective. The Fund seeks primarily income and long-term capital growth and, secondarily, preservation of capital.

Investment Program. The Fund may invest without limit in U.S. and foreign common stocks that, when purchased, meet quantitative standards that, in Colonial's judgment, indicate above average financial soundness and high intrinsic value relative to price. The issuer of any common stock the Fund purchases must have, when purchased, consolidated net worth in excess of total consolidated debt, except for banking institutions and electric utilities, whose consolidated net worth must exceed 35% of total capitalization.

When purchased, each common stock must also meet one of the following criteria:

1. Earnings yield equals or exceeds the prevailing average yield to maturity of the five most recently issued, actively traded long-term U.S. Government bonds;

2. Dividend yield equals or exceeds 66% of the prevailing average yield to maturity of the five most recently issued, actively traded long-term U.S. Government bonds; or

3. Per share going-concern value (as estimated by Colonial) exceeds book value and market value. No purchases will be made based on this criterion if at the time more than 25% of the Fund's total market value of common stocks was purchased on this criterion.

Notwithstanding the foregoing, up to 5% of the Fund's net assets may be invested in common stocks without regard to the quantitative standards in clauses 1 through 3 above pertaining to consolidated net worth, earnings yield, dividend yield and estimated going-concern value.

The Fund may also invest in debt securities, but currently intends to limit those investments to U.S. Government and agency obligations (except for temporary or defensive investments). The market value of debt securities will fluctuate with changing interest rates which could affect the value of Fund shares.

The portion of total assets invested in common stocks and debt securities will vary based on the availability of common stocks meeting the foregoing criteria and Colonial's judgment of the investment merit of common stocks relative to debt securities.

The Fund may also invest without limit in securities traded outside of the U.S. and may purchase foreign currencies on a spot or forward basis in conjunction with its investments in foreign securities and to hedge against 9 fluctuations in foreign currencies. The Fund may also invest in money market instruments including REPOs.

                       Colonial-Keyport Utilities Fund

Investment Objective. The Fund seeks primarily current income and, secondarily, long-term capital growth.

Investment Program. The Fund normally invests at least 65% of its total assets in common and preferred equity securities of utility companies.

The Fund will normally invest substantially all of its total assets in the equity securities (preferred and common stocks) of utility companies (including the manufacturing, production, generation, transmission, and sale of electricity and natural gas, water or other sanitation services, telephone, telegraph, satellite, microwave or other communication services to the public) except temporarily for defensive purposes. The market price and dividends of securities in the utilities industry may be adversely affected by fluctuating economic conditions, fuel availability and cost, energy conservation, competition (particularly as a result of deregulation) and, while relative to the utilities in general, particularly to nuclear facilities: environmental regulations, shortened economic life, and untimely or inadequate rate adjustments by regulatory commissions.

                Colonial-Keyport International Fund For Growth

Investment Objective. The Fund seeks long-term capital growth by investing primarily in non-U.S. equity securities.

Investment Program. The Fund normally invests at least 65% of its assets in equity securities, consisting of common and preferred stock, warrants to purchase such stock, and convertible debt, of issuers in at least three countries other than the U.S. The Fund may also invest up to 35% of its assets in high quality foreign government debt securities. The value of debt securities usually fluctuates inversely to changes in interest rates. The Fund may invest in both exchange and over-the-counter traded securities.

The Fund is non-diversified and may invest more than 5% of its total assets in the securities of a single issuer, increasing the risk of loss compared to a diversified fund.

The Fund may invest up to 10% of its total assets in closed-end investment companies commonly referred to as "country funds." Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

The Fund may invest in smaller, less well established companies which may offer greater opportunities for capital appreciation than larger, better established companies. These stocks may also involve certain special risks related to limited product lines, markets or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes and fluctuate more sharply in value than exchange listed securities of larger companies.

For a discussion of certain special risks and other considerations pertaining to investments in foreign securities applicable to the Fund, see "OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS, AND POLICIES OF THE FUNDS: Foreign Securities;" and "Foreign Stock Index Futures."

                    Colonial-Keyport U.S. Fund For Growth

Investment Objective. The Fund seeks growth over time exceeding the S&P 500 Index's performance.

Investment Program. The Fund normally invests at least 65% of its total assets in U.S. common stocks that State Street believes have superior growth and value characteristics selected from a universe which meets certain guidelines for liquidity and investment information. To select securities, State Street uses quantitative standards, designed to identify above average intrinsic value relative to price and favorable earnings trends. The State Street Bank Stock Universe consists of approximately 1,200 securities that State Street believes have the highest capitalization and liquidity and are followed by most analysts in the U.S. The Fund intends to invest in approximately 100 of the securities in the State Street Bank Stock Universe ranked highest by State Street based on its evaluation of (i) "Value" criteria and (ii) the momentum of "Sentiment" of Wall Street analysts' earnings estimates. State Street compiles its "Value" rankings based upon comparisons of an issuer's assets and projected growth of income and cash flow. State Street compiles its "Sentiment" rankings based upon the strength and consistency of changes in Wall Street analysts' earnings estimates.

The S&P 500 Index is a market-value weighted index of 500 common stocks publicly traded in the open stock market chosen on the basis of market value and industry diversification. Standard & Poor's Corporation ("S&P") and the S&P 500 Index are not affiliated with nor do they sponsor nor recommend the Fund or the Trust.

The Fund will not concentrate more than 25% of its total assets in any one industry. The Fund's investments are not limited to securities in the S&P 500 Index and will not precisely match the composition of the S&P 500 Index, but may be managed to correlate with the sectors, capitalization and volatility of the S&P 500 Index.

Portfolio securities may be sold without regard to time held (subject to certain limitations imposed by the Code), causing a portfolio turnover rate substantially higher than that of most funds, resulting in higher brokerage commissions and custodian fees.

Generally the Fund will maintain less than 5% of total assets in cash equivalents to meet current cash flow needs. The Fund may also invest temporarily available cash in money market investment companies, subject to 10 the limits of the Investment

Company Act of 1940. This will involve the indirect payment of a portion of the expenses, including advisory fees, of such investment companies.

The Fund may lend securities to certain institutions (that State Street considers qualified) to increase income. The loans will not exceed 33% of total assets. Securities lending involves the risk of loss to the Fund if the borrower defaults.

                    Colonial-Keyport Strategic Income Fund

Investment Objectives. The Fund seeks a high level of current income, as is consistent with prudent risk and maximizing total return, by diversifying investments primarily in U.S. and foreign government and high yield, high risk corporate debt securities.

Investment Program. The Fund will seek to achieve its objectives by investing its assets in each of the following sectors of the debt securities markets:
(i) U.S. Government Securities; (ii) debt securities issued by foreign governments and their political subdivisions; and (iii) high yield, high risk securities, some of which may involve equity features. The Fund may invest in debt securities of any maturity. The allocation of investments among these types of securities at any given time is based on Colonial's estimate of expected performance and risk of each type of investment. The value of debt securities (and thus of Fund shares) usually will fluctuate inversely to changes in interest rates.

The U.S. Government Securities in which the Fund invests include those securities which are eligible for purchase by the C-K U.S. Government Fund. The Fund also may invest in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. See "OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS AND POLICIES OF THE FUNDS: Mortgage- Backed Securities."

The Fund may invest any portion of its assets in securities issued or guaranteed by foreign governments. For a discussion of certain special risks and other considerations pertaining to investments in foreign securities applicable to the Fund, see "OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS AND POLICIES OF THE FUNDS: Foreign Securities."

The Fund may purchase high yield, high risk bonds (commonly referred to as junk bonds), including bonds in the lowest rating categories (C for Moody's Investors Services, Inc. ("Moody's") and D for S&P) and unrated bonds. The lowest rating categories include bonds which are in default. Because these securities are regarded as predominantly speculative as to payment of principal and interest, the Fund will not purchase the debt securities of a single issuer rated by Ca by Moody's or CC by S&P or lower or comparable unrated securities, if as a result holdings of that issuer exceed 0.5% of the Fund's net assets. High yield, high risk bonds are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated securities. For a discussion of certain risks and other considerations pertaining to investments in high yield bonds, see "OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS AND POLICIES OF THE FUNDS: High Yield, High Risk Bonds."

                          Newport-Keyport Tiger Fund

Investment Objective. The Fund seeks long-term capital growth.

Investment Program. The fund invests primarily in equity securities of companies located in the four Tigers of Asia (Hong Kong, Singapore, South Korea and Taiwan), and the other mini- Tigers of East Asia (Malaysia, Thailand, Indonesia, China and the Philippines). These nine countries are referenced to herein as the "Tiger countries." Normally, the Fund will remain fully invested in securities of companies located in the Tiger countries.

Equity securities in which the Fund invests include common and preferred stock, warrants (rights) to purchase stock, debt securities convertible into stock, and shares of closed-end investment companies that invest primarily in the foregoing securities.

The Fund may invest up to 10% of its total assets in closed-end investment companies commonly referred to as "country funds." Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

For a discussion of certain special risks and other considerations pertaining to investments in foreign securities applicable to the Fund, see "OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS, AND POLICIES OF THE FUNDS: Foreign Securities." Such special risks are particularly relevant to investments in equity securities issued by companies located in the Tiger countries.

                        TRUST MANAGEMENT ORGANIZATIONS

                                 The Trustees

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

             The Manager: Keyport Advisory Services Corp. (KASC)

KASC, 125 High Street, Boston Massachusetts 02110, is the manager of the Trust. KASC was incorporated on January 8, 1993 under the laws of the Commonwealth of Massachusetts.

In accordance with its Management Agreements with the Trust, KASC designs and supervises a continuous investment program for the Trust, evaluates, recommends, and monitors Colonial's, Newport's, Gartmore's and State Street's performance, investment programs, and compliance with applicable laws and regulations, and recommends to the Board of Trustees whether Colonial's, Newport's, Gartmore's and State Street's respective contracts should be continued or modified and whether a new sub-adviser or multiple sub-advisers should be added or deleted. KASC is also responsible for administering the Trust's operations, including the provision of office space and equipment in connection with the maintenance of the Trust's headquarters, preparation and filing of required reports, arrangements for Trustees' and shareholders' meetings, maintenance of the Trust's corporate books and records, communications with shareholders, and oversight of custodial, accounting and other services provided to the Funds by others. In accordance with its Management Agreements with the Trust, KASC may, at its own expense, delegate the performance of certain of its administrative responsibilities to its affiliate LFC, or any of LFC's majority-owned subsidiaries. KASC has delegated its administrative responsibilities to Colonial in accordance with this authority. KASC, or its affiliates, pay all compensation of the Trust's directors and officers who are employees of KASC or its affiliates.

The Trust may add funds that utilize the investment advisory services of more than one portfolio adviser, whereby each portfolio adviser is responsible for specified portions of the Funds' investments. KASC will be responsible for the selection and supervision of such advisers and the allocation of the portions of the assets among such advisers.

The Trust pays KASC management fees, accrued daily and paid monthly, at the following maximum annual rates of the average daily net assets of the specified Fund.

C-K U.S. Government Fund            0.60%
C-K Growth and Income Fund          0.65%
C-K Utilities Fund                  0.65%
C-K International Fund For Growth   0.90%
C-K U.S. Fund For Growth            0.80%
C-K Strategic Income Fund           0.65%
N-K Tiger Fund                      0.90%

The fee for the C-K U.S. Fund For Growth is higher than most management fees for funds with comparable investment objectives.

   KASC's Sub-Advisers: Colonial Management Associates, Inc. (Colonial) and
                   Newport Fund Management, Inc. (Newport)

Colonial

Colonial, an investment adviser since 1931, is the Sub-Adviser of each of the current Funds (other than N-K Tiger Fund). Colonial, whose principal business address is One Financial Center, Boston, Massachusetts, 02111, is a wholly owned subsidiary of The Colonial Group, Inc. LFC acquired The Colonial Group, Inc. on March 24, 1995.

KASC, out of the management fees it receives from the Trust, pays Colonial sub-advisory fees at the following annual rates of the average daily net assets of the specified Fund:

C-K U.S. Government Fund              0.40%
C-K Growth and Income Fund            0.45%
C-K Utilities Fund                    0.45%
C-K International Fund For Growth     0.70%
C-K U.S. Fund For Growth              0.60%
C-K Strategic Income Fund             0.45%

Under the Colonial Sub-Advisory Agreements, Colonial manages the assets of the respective Funds in accordance with their investment objectives, investment programs, policies, and restrictions under the supervision of KASC and the Board of Trustees. Colonial determines which securities and other instruments are purchased and sold for each Fund and obtains and evaluates certain financial data relevant to each Fund, which it provides to KASC, except that Colonial has delegated portfolio management of the C-K International Fund For Growth to Gartmore and of the C-K U.S. Fund For Growth to State Street. Colonial also provides transfer agency and certain pricing and record keeping services for the Funds under separate agreements.

Leslie W. Finnemore manages the C-K U.S. Gov't Fund. Ms. Finnemore has been a Vice President of Colonial since 1987 and has managed Colonial U.S. Government Fund since its inception and various other Colonial taxable income funds since 1987.

Mr. Daniel Rie, Senior Vice President, Colonial, and Ms. Elizabeth Palmer, Vice President, Colonial, co-manage the C-K Growth and Income Fund. Mr. Rie and Ms. Palmer have co-managed The Colonial Fund since 1993. Mr. Rie has managed various other Colonial equity funds since 1986, and Ms. Palmer has managed other Colonial equity funds since 1989.

John H. Lennon manages the C-K Utilities Fund. Mr. Lennon has been a Vice President of Colonial since 1983 and has managed Colonial Utilities Fund since 1984 and various other Colonial Funds since 1982.

Carl C. Ericson manages the C-K Strategic Income Fund. Mr. Ericson, a Vice President of Colonial, has managed the Colonial Strategic Income Fund since 1991 and various other Colonial taxable income funds since 1985.

Newport

Newport is the Sub-Advisor of the N-K Tiger Fund. Newport is an indirect wholly owned subsidiary of Liberty Newport Holdings, Ltd. ("LNH"), 580 California Street, Suite 1960, San Francisco, California 94104. LFC acquired LNH on April 3, 1995.

KASC, out of the management fees it receives from the Trust, pays Newport a sub-advisory fee at the annual rate of 0.70% of the average daily net assets of the N-K Tiger Fund.

Under the Newport Sub-Advisory Agreement, Newport manages the assets of the Fund in accordance with its investment objective, its investment program, policies, and restrictions under the supervision of KASC and the Board of Trustees. Newport determines which securities and other instruments are purchased and sold for the Fund and obtains and evaluates certain financial data relevant to the Fund, which it provides to KASC.

John M. Mussey, President of Newport, manages the Fund. Mr. Mussey has managed the Colonial Newport Tiger Fund since 1989. (The Colonial Newport Tiger Fund is the successor by merger to the Newport Tiger Fund, which commenced operations in 1989).

 Colonial's Sub-Advisers: Gartmore Capital Management Limited (Gartmore) and
              State Street Bank and Trust Company (State Street)

                                   Gartmore

Colonial has delegated portfolio management of the C-K International Fund For Growth to Gartmore. Gartmore is a United Kingdom-based indirect subsidiary of Gartmore plc, which is listed on the London Stock Exchange. Seventy-five percent of the equity of Gartmore plc is owned indirectly by Banque Indosuez, a leading French bank, which, in turn, is a wholly owned indirect subsidiary of Compagnie de Suez S.A. Gartmore and its affiliates, with offices in London, Paris, Tokyo, North America, Hong Kong and Singapore, manage pension and other money for a wide range of institutional and retail clients. As of December 31, 1994, Gartmore and its affiliates had over $30 billion (U.S.) under management. Gartmore is a member of the Investment Management Regulatory Organisation, a principal regulator in the U.K. for investment management firms, and also is registered with the Securities and Exchange Commission as an investment adviser.

Gartmore, subject to the supervision of the Trustees, KASC and Colonial, directs the investment of C-K International Fund For Growth in accordance with the Fund's investment objective, policies and restrictions. For these services, Colonial pays Gartmore a monthly fee at the annual rate of 0.45% of the average daily net assets of the Fund out of Colonial's own sub-advisory fee.

Andrew Fleming, head of International Equities of Gartmore, is the Fund's portfolio manager. Over the last five years Mr. Fleming has served as a Managing Director of Gartmore, and from 1993 to March 1995 was head of Gartmore's Far East Desk. Mr. Fleming also manages the Colonial International Fund for Growth.

                                 State Street

Colonial has delegated portfolio management of the C-K U.S. Fund For Growth to State Street. State Street is the largest provider of securities processing and recordkeeping services for U.S. mutual funds and pension funds. State Street is a wholly-owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street Global Advisors (formerly State Street Asset Management), a division of the bank established in 1978, specializes in quantitative investment products and is the largest U.S. Manager of international pension assets. State Street Global Advisors, with over $140 billion under management as of December 31, 1994, provides complete global investment management services.

State Street, subject to the supervision of the Trustees, KASC and Colonial, directs the investment of C-K U. S. Fund For Growth in accordance with the Fund's investment objective, policies and restrictions. For these services, Colonial pays State Street a monthly fee at the annual rate of (i) 0.40% of the first $200 million of average daily net assets and (ii) 0.35% of average daily net assets in excess of $200 million.

Investment decisions regarding the C-K U.S. Fund For Growth are made by a committee at State Street, and no one person is primarily responsible for making recommendations to that committee.

                         TRUST SERVICE ORGANIZATIONS

             Underwriter: Keyport Financial Services Corp. (KFSC)

KFSC, 125 High Street, Boston, Massachusetts 02110, serves as principal underwriter for the Trust pursuant to an Underwriting Agreement. KFSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

      Custodian: Boston Safe Deposit and Trust Company (Boston Company)

Boston Safe Deposit and Trust Company ("The Boston Company"), One Boston Place, Boston, Massachusetts 02109, is the custodian for the Funds. Foreign securities are maintained in the custody of foreign branches of U.S. banks, foreign banks and foreign trust companies that are members of The Boston Company's global custody network or foreign depositories used by such members.

                Independent Accountants: Price Waterhouse LLP

Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110 are the Trust's independent accountants.

                             OTHER CONSIDERATIONS

                            Expenses of the Funds

The Funds generally will pay all their expenses, other than those borne by KASC, Colonial, Newport, Gartmore and State Street. KASC has agreed to reimburse all expenses, including management fees, but excluding interest, taxes, brokerage, and other expenses which are capitalized in accordance with accepted accounting procedures, and extraordinary expenses, incurred by (i) C-K U.S. Gov't Fund, C-K Growth and Income Fund, C-K Utilities Fund and C-K U.S. Fund For Growth in excess of 1.00% of average net asset value per annum,
(ii) each of C-K International Fund For Growth and N-K Tiger Fund in excess of 1.75% of average net asset value per annum and (iii) C-K Strategic Income Fund in excess of 0.80% of average net asset value per annum, in each case for the period beginning May 1, 1995 until April 30, 1996.

The expenses payable by the Funds include, among other things, the management fees payable to KASC, described above; fees for services of independent accountants; consultant fees; legal fees; transfer agent, custodian and portfolio record keeping and tax information services; fees for pricing and recordkeeping services, and of equipment for communication among the Funds' custodian, KASC, Colonial, Newport, Gartmore, State Street and others; taxes and the preparation of the Funds' tax returns; brokerage fees and commissions; interest; costs of Board of Trustees and shareholder meetings; updates and printing of prospectuses and reports to shareholders; fees for filing reports with regulatory bodies and the maintenance of the Trust's existence; membership dues for industry trade associations; fees to federal authorities for the registration of the shares of the Funds; fees and expenses of Trustees who are not directors, officers, employees or stockholders of KASC, Colonial, Newport, Gartmore, State Street or their affiliates; insurance and fidelity bond premiums; and litigation and other extraordinary expenses of a non-recurring nature.

It is the policy of the Trust that expenses directly charged or attributable to any particular Fund will be paid from the assets of that Fund. General expenses of the Trust will be allocated among and charged to the assets of each of the Funds on a basis that the Board of Trustees deems fair and equitable, which may be based on the relative assets of each Fund or the nature of the services performed and their relative applicability to each Fund.

                          Purchases and Redemptions

The Participating Insurance Companies place orders to purchase and redeem shares of each Fund based on, among other things, the net amount of purchase payments to be invested and surrender and transfer requests to be effected on that day pursuant to the VA contracts and VLI policies, including deductions for fees and charges by the applicable separate account. The Trust continuously offers and redeems shares at net asset value without the addition of any selling commission, sales load or redemption charge. Shares are sold and redeemed at their net asset value as next determined after receipt of purchase payments or redemption requests, respectively, by the separate accounts. Similarly, shares are sold or redeemed as a result of transactions under the VA contracts and VLI policies at the net asset value computed for the day on which such transactions are effected by the separate accounts. The right of redemption may be suspended or payments postponed whenever permitted by applicable law and regulations.

                              Investment Return

The total return from an investment in a Fund is measured by the distributions received (assuming reinvestment of all distributions) plus or minus the change in the net asset value per share for a given period. A total return percentage is calculated by first dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and then subtracting 1.0. A Fund's average annual total return is determined by computing the annual percentage change in value of a $1.00 investment in such Fund for a specified period, assuming reinvestment of all dividends and distributions.

Performance information describes a Fund's performance for the period shown and does not predict future performance. Comparison of a Fund's yield or total return with those of alternative investments should consider differences between the Fund and the alternative investments. A Fund's investment performance figures do not reflect the cost of insurance and the separate account fees and charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies, and which will decrease the return realized by a contract or policyholder.

                               Net Asset Value

The initial net asset value of each Fund (other than C-K International Fund For Growth and N-K Tiger Fund) at the commencement of operations was established at $10.00. The initial net asset value of each of C-K International Fund For Growth and N-K Tiger Fund was established at $2.00. The net asset value per share of each Fund is valued as of the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., Boston time). Net asset value per share is calculated for each Fund by dividing the current market value of total portfolio assets, less all liabilities (including accrued expenses), by the total number of shares outstanding. Net asset value is determined on each day when the NYSE is open, except on such days in which no order to purchase or redeem shares is received. The NYSE is scheduled to be open Monday through Friday throughout the year except for certain federal and other holidays.

All assets denominated in foreign currencies are converted to U.S. dollars. The books and records of the Trust are recorded in U.S. dollars.

Fund securities are valued based on market quotations or, if such quotations are not available, at fair market value determined in good faith under procedures established by the Board of Trustees. Investments maturing in 60 days or less are valued at amortized cost.

                                Distributions

Each Fund intends to declare and distribute, as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less estimated expenses (including the advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

                                    Taxes

Each Fund intends to elect to be treated and to qualify as a "regulated investment company" under Subchapter M of the Code. As a result of such election, for any tax year in which a Fund meets the investment limitations and the distribution, diversification and other requirements referred to below, to the extent a Fund distributes its taxable net investment income and its net realized long-term and short-term capital gains, that Fund will not be subject to federal income tax, and the income of the Fund will be treated as the income of its shareholders. Under current law, since the shareholders are life insurance company "segregated asset accounts," they will not be subject to income tax currently on this income to the extent such income is applied to increase the values of VA contracts and VLI policies.

Among the conditions for qualification and avoidance of taxation at the Trust level, Subchapter M imposes investment limitations, distribution requirements, and requirements relating to the diversification of investments. The requirements of Subchapter M may affect the investments made by each Fund. Any of the applicable diversification requirements could require a sale of assets of a Fund that would affect the net asset value of the Fund.

In addition, the Tax Reform Act of 1986 made certain changes to the tax treatment of regulated investment companies, including the imposition of a nondeductible 4% excise tax on certain undistributed amounts. To avoid this tax, each Fund must declare and distribute to its shareholders by the end of each calendar year at least 98% of ordinary income earned during that calendar year and at least 98% of capital gain net income, net of carry-forward losses, if any, realized for the twelve-month period ending October 31 of that year.

Pursuant to the requirements of Section 817(h) of the Code, the only shareholders of the Trust and its Funds will be Participating Insurance Companies and their separate accounts that fund VA contracts, VLI policies and other variable insurance contracts and retirement plans. The prospectus that describes a particular VA contract or VLI policy discusses the taxation of both separate accounts and the owner of such contract or policy.

Each Fund intends to comply with the requirements of Section 817(h) of the Code and the related regulations issued thereunder by the Treasury Department. These provisions impose certain diversification requirements affecting the securities in which the Funds may invest and other limitations. The diversification requirements of Section 817(h) of the Code are in addition to the diversification requirements under Subchapter M and the Investment Company Act of 1940. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the Participating Insurance Company offering the VA contracts and VLI policies and immediate taxation of all owners of the contracts and policies to the extent of appreciation on investment under the contracts. The Trust believes it is in compliance with these requirements.

The Secretary of the Treasury may issue additional rulings or regulations that will prescribe the circumstances in which a variable insurance contract owner's control of the investments of a segregated asset account may cause such owner, rather than the insurance company, to be treated as an owner of the assets of a segregated asset account. It is expected that such regulations would have prospective application. However, if a ruling or regulation were not considered to set forth a new position, the ruling or regulation could have retroactive effect.

The Trust therefore may find it necessary, and reserves the right to take action to assure, that a VA contract or VLI policy continues to qualify as an annuity or insurance contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of any Fund or substitute the shares of one Fund for those of another. No such change of investment objectives or substitution of securities will take place without notice to the contract and policy owners with interests invested in the affected Fund and without prior approval of the Securities and Exchange Commission, or the approval of a majority of such owners, to the extent legally required.

To the extent a Fund invests in foreign securities, investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced tax or exemption from tax on such income.

Gains and losses from foreign currency dispositions, foreign-currency denominated debt securities and payables or receivables, and foreign currency forward contracts are subject to special tax rules that generally cause them to be recharacterized as ordinary income and losses, and may affect the timing and amount of the Fund's recognition of income, gain or loss.

In order to avoid adverse tax consequences, a Fund may be required to limit its equity investments in non-U.S. corporations that are treated as "passive foreign investment companies" under the Code. C-K International Fund For Growth, however, does invest in such entities. See "PASSIVE FOREIGN INVESTMENT COMPANIES" in the Statement of Additional Information.

It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets, if any, to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. The Funds intend to operate so as to qualify for treaty-reduced tax rates where applicable.

The preceding is a brief summary of some relevant tax considerations. This discussion is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisers.

                          Shareholder Communications

Owners of VA contracts and VLI policies, issued by the Participating Insurance Companies or for which shares of one or more Funds are the investment vehicles, receive from the Participating Insurance Company unaudited semi-annual financial statements and audited year-end financial statements of such Funds certified by the Trust's independent auditors. Each report shows the investments owned by each Fund and provides other information about the Trust and its operations. Copies of such reports may be obtained from the Participating Insurance Company or the Secretary of the Trust.

                  Organization, Meetings, and Voting Rights

The Trust is organized as a Massachusetts business trust under an Agreement and Declaration of Trust ("Declaration of Trust") dated March 4, 1993. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or the Board of Trustees. The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value, in one or more series as the Board of Trustees may authorize. Each Fund is a separate series of the Trust.

Each share of a Fund is entitled to participate pro rata in any dividends and other distributions declared by the Board of Trustees with respect to that Fund, and all shares of a Fund have equal rights in the event of liquidation of that Fund.

The Trust is not required to hold annual meetings and does not intend to do so. However, special meetings may be called for purposes such as electing Trustees or approving an advisory contract. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required to vote separately by Fund. Shareholders have the power to remove Trustees and 16 to call meetings to consider removal.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the applicable Fund thereof) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust's assets (or the applicable Fund) for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one Fund of sustaining a loss on account of liabilities incurred by another Fund also is believed to be remote.

                            Additional Information

This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained from the Commission or may be examined at the office of the Commission in Washington, D.C.

  OTHER INVESTMENT PRACTICES, RISK CONSIDERATIONS, AND POLICIES OF THE FUNDS

A number of the investment policies and techniques referred to below are subject to certain additional risks described more fully in the Statement of Additional Information.

                              Short-Term Trading

In seeking each Fund's objective, Colonial (or Gartmore, in the case of C-K International Fund For Growth, State Street, in the case of C-K U.S. Fund For Growth, and Newport, in the case of The N-K Tiger Fund) will buy or sell portfolio securities whenever it believes it is appropriate. The decisions of Colonial, Gartmore, State Street or Newport will not generally be influenced by how long the Fund may have owned the security. A Fund may buy securities intending to seek short-term trading profits, subject to limitations imposed by the Code. A change in the securities held by a Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark- ups, custodian fees and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause a Fund to realize net short-term capital gains, such gains will be taxable as ordinary income.

As a result of a Fund's investment policies, under certain market conditions, a Fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. Although the Funds cannot predict portfolio turnover rate, it is estimated that, under normal circumstances, the annual rate for each Fund (other than the C-K U.S. Fund For Growth) will be no greater than 100%. C-K U.S. Fund For Growth uses quantitative techniques which may result in a high level of short-term trading. Colonial and State Street anticipate that its turnover rate will not exceed 200%. C-K Utilities Fund, C-K International Fund For Growth and N-K Tiger Fund also may have a higher rate of turnover than the other Funds or alternative investment funds because of the flexibility of their investment policies permitting shifts between different types of investments and the use of aggressive strategies and investments. The portfolio turnover rates of the Funds for the period ended December 31, 1993 are shown under "FINANCIAL HIGHLIGHTS" above. A Fund's portfolio turnover rate is not a limiting factor when Colonial, Gartmore, State Street or Newport considers a change in the Fund's portfolio.

                   Cash Reserves and Repurchase Agreements

Each of the Funds may invest temporarily available cash in U.S. dollar denominated money market instruments. Such money market instruments will be limited to high-quality securities rated within the two highest credit categories by any nationally recognized securities rating organization or, if not rated, of comparable investment quality as determined by Colonial, Gartmore, State Street or Newport. Such domestic money market instruments may include: U.S. Government securities; certificates of deposit; bankers' acceptances; bank time deposits; commercial paper; short-term corporate debt securities; and repurchase agreements with a securities dealer or bank. (C-K U.S. Gov't Fund may not invest in certificates of deposits, bankers' acceptances, commercial paper or short-term corporate debt securities.) In these repurchase transactions, the underlying security, which is held by the custodian through the federal book-entry system for a Fund as collateral, will be marked to market on a daily basis to ensure full collateralization of the repurchase agreement. In the event of a bankruptcy or default of certain sellers of repurchase agreements, a Fund could experience costs and delays in liquidating the underlying security and might incur a loss if such collateral held declines in value during this period. Not more than 15% of a Fund's total assets will be invested in repurchase agreements maturing in more than seven days and other illiquid assets.

                Forward Commitments and When-Issued Securities

Each of C-K U.S. Gov't Fund, C-K Growth and Income Fund and C-K Strategic Income Fund may purchase securities on a when- issued, delayed delivery, or forward commitment basis. When such transactions are negotiated, the price of such securities is fixed at the time of the commitment, but delivery and payment for the securities may take place up to 120 days after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Colonial does not believe that the net asset value or income of the Funds will be adversely affected by the purchase of securities on a when-issued or forward commitment basis. The Funds will not enter into such transactions for leverage (borrowing) purposes.

                              Foreign Securities

N-K Tiger Fund normally will remain fully invested in equity securities of companies located in the Tiger countries. C-K International Fund For Growth normally invests primarily in foreign securities. C-K Strategic Income Fund may invest any portion of its assets in securities issued or guaranteed by foreign governments. C-K Growth and Income Fund also may invest in foreign securities. Investments by a Fund in foreign securities involve certain risks that are not typically associated with investing in domestic issuers, including: (i) foreign securities traded for foreign currencies and/or denominated in foreign currencies may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies; (ii) less publicly available information about the securities and about the foreign company or government issuing them; (iii) less comprehensive accounting, auditing, and financial reporting standards, practices, and requirements; (iv) securities markets outside the United States may be less developed or efficient than those in the United States and government supervision and regulation of those securities markets and brokers and the issuers in those markets is less comprehensive than that in the United States; (v) the securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers; (vi) settlement of transactions with respect to foreign securities may sometimes be delayed beyond periods customary in the United States; (vii) fixed brokerage commissions on certain foreign securities exchanges and custodial costs with respect to securities of foreign issuers generally exceed domestic costs; and (viii) with respect to some countries, there is the possibility of unfavorable changes in investment or exchange control regulations, expropriation, or confiscatory taxation, taxation at the source of the income payment or dividend distribution, difficulties in enforcing judgements, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments that could adversely affect United States investments in those countries.

C-K International Fund For Growth's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special risks associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures. See "DESCRIPTION OF CERTAIN INVESTMENTS:
Investments in Less Developed Countries" in the Statement of Additional Information for a list of the countries whose economies or securities markets currently are considered by Gartmore not to be highly developed. Normally no more than 25% of the Fund's assets will be invested in such securities.

Foreign Currency Transactions. Transactions in foreign securities include currency conversion costs. N-K Tiger Fund, C-K International Fund For Growth, C-K Strategic Income Fund and C-K Growth and Income Fund may engage in currency exchange transactions to convert currencies to or from U.S. dollars. These Funds may purchase foreign currencies on a spot or forward basis. Such transactions will be entered into (i) to lock in a particular foreign exchange rate pending settlement of a purchase or sale of a foreign security or pending the receipt of interest, principal or dividend payments on a foreign security held by the Funds, or (ii) to hedge against a decline in the value, in U.S. dollars or in another currency, of a foreign currency in which securities held by the Fund are denominated.

C-K International Fund For Growth and C-K Strategic Income Fund also may buy and sell currency futures contracts and options thereon for such hedging purposes. C-K Strategic Income Fund also may buy options on currencies for hedging purposes.

The Funds will not attempt, nor would they be able, to eliminate all foreign currency risk. The precise matching of foreign currency exchange transactions and the portfolio securities will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements which cannot be precisely forecast. Currency hedging does not eliminate fluctuations in the underlying prices of securities, but rather establishes a rate of exchange at some future point in time. Although hedging may lessen the risk of loss due to a decline in the value of the hedged currency, it tends to limit potential gain from increases in currency values.

The purchase and sale of foreign currencies on a forward basis and the purchase and sale of currency futures contracts and options thereon may present additional risks associated with the use of leverage. Leverage may magnify the effect of fluctuations in the values of the Fund's portfolio securities underlying these transactions. In accordance with Securities and Exchange Commission pronouncements, to reduce (but not necessarily eliminate) leverage, a Fund will either "cover" its obligations under such transactions by holding the currency (or rights to acquire the currency) it is obligated to deliver under such contracts, or deposit and maintain in a segregated account with its custodian high quality liquid debt securities, or equity securities denominated in the particular currency, equal in value to the Fund's obligations under such contracts.

ADRs. With respect to equity securities, each of N-K Tiger Fund, C-K Growth and Income Fund and C-K U.S. Fund For Growth may purchase American Depositary Receipts ("ADRs"). ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company representing the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of that bank or a corresponding bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting, and financial reporting standards as domestic issuers. Investments in ADRs, however, are otherwise subject to the same general considerations and risks pertaining to foreign securities described above.

See "DESCRIPTION OF CERTAIN INVESTMENTS: Investments in Less Developed Countries;" "Foreign Currency Transactions;" "Forward Currency and Futures Contracts;" "Currency Options;" "Settlement Procedures;" "Foreign Currency Conversion;" and "Passive Foreign Investment Companies" in the Statement of Additional Information for more information about foreign investments.

                          Mortgage-Backed Securities

C-K U.S. Gov't Fund and C-K Strategic Income Fund may invest in mortgage-backed securities, which are securities representing interests in pools of mortgages. Principal and interest payments made on the mortgages in the pools are passed through to the holder of such securities. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the FNMA or FHLMC). Mortgage-backed securities created by non- governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers. The Funds will only invest in mortgage-backed securities that are issued or guaranteed by governmental entities.

Unscheduled or early repayment of principal on mortgage-backed securities (arising from prepayment of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. The Fund may only be able to invest prepaid principal at lower yields. The prepayment of securities purchased at a premium may result in losses equal to the premium. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

C-K Strategic Income Fund may invest in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only). These securities tend to be more volatile than other types of securities. The interest only class involves the risk of loss of the entire value of the investment if the underlying mortgages are prepaid. In the case of principal only class securities, the Fund recognizes (accrues) as income for accounting purposes a portion of the difference between purchase price and face value. Because the Fund includes this accrued income in calculating its dividend even though it has not received payment, the Fund may have to sell other investments to obtain cash needed to make income distributions.

     Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage
                         Investment Conduits (REMICs)

C-K U.S. Gov't Fund and C-K Strategic Income Fund may invest in CMOs and REMICs of investments grade or considered by Colonial to be of comparable quality. CMOs are debt securities issued by special-purpose trusts collateralized by underlying mortgage loans or pools of mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special-purpose subsidiaries of the foregoing. REMICs own mortgages and elect REMIC status under the Code.

CMOs and REMICs are not, however, "mortgage pass-through" securities, such as those described above under "Mortgage-

Backed Securities." Rather they are pay-through securities, i.e., securities backed by the cash flow from the underlying mortgages. Investors in CMOs and REMICs are not owners of the underlying mortgages, which serve as collateral for such debt securities, but are simply owners of a fixed-income security backed by such pledged assets. CMOs and REMICs are typically structured into multiple classes, with each class bearing a different stated maturity and having different payment streams. One class (the Residual) is in the nature of equity. The Funds will not invest in the Residual class. Monthly payments of principal, including prepayments, are first returned to the investors holding the shortest maturity class; investors holding longer maturity classes receive principal payments only after the shorter class or classes have been retired. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy and may incur a loss. Principal on a REMIC, CMO or other mortgage-backed security may be prepaid if the underlying mortgages are prepaid. Because of the prepayment feature these investments may not increase in value when interest rates fall. The Funds may be able to invest prepaid principal only at lower yields. The prepayment of REMICs, CMOs or other mortgage-backed securities purchased at a premium may result in losses equal to the premium.

                              Zero-Coupon Bonds

C-K U.S. Gov't Fund and C-K Strategic Income Fund may invest in zero-coupon bonds. Such bonds may be issued directly by agencies and instrumentalities of the U.S. Government or by private corporations. Zero-coupon bonds may originate as such or may be created by stripping an outstanding bond. Zero-coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. Because a zero-coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between a zero-coupon bond's purchase price and its face value. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.

                         High Yield, High Risk Bonds

The C-K Strategic Income Fund may invest a significant portion of its assets in lower rated bonds (commonly referred to as "junk bonds") which are regarded as speculative as to payment of principal and interest. Relative to comparable securities of higher quality:

 1. The market price is likely to be more volatile because:

    a. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default;

    b. the secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

    c. recent or future legislation limits and may further limit (i) investment by certain institutions and (ii) tax deductibility of the interest by the issuer, which may adversely affect value; and

    d. certain high yield, high risk bonds do not pay interest in cash on a current basis. However, the Fund will accrue and distribute this interest on a current basis, and may have to sell securities to generate cash for distributions.

 2. The Fund's achievement of its investment objectives in respect of investments in high yield, high risk bonds is more dependent on Colonial's credit analysis.

 3. High yield, high risk bonds are less sensitive to interest rate changes but are more sensitive to adverse economic developments.

                         Foreign Stock Index Futures

The C-K International Fund For Growth may purchase futures contracts on foreign stock indexes (index futures). Under an index future, the Fund will either receive or pay cash on a specified maturity date, based on the value of a specified stock index on that date. The Fund may also seek to "close out" an index futures position before the maturity date, realizing either a gain or a loss, by entering into an offsetting transaction on a futures exchange. The Fund may invest in index futures to invest cash temporarily pending investment in stocks, but not to hedge against market declines.

           Writing and Purchasing Covered Put Options on Securities

To minimize anticipated declines in the value of the securities, the C-K Utilities Fund may purchase (i.e., buy) exchange traded put options on securities. The Fund may also write (i.e., sell) covered put options on securities to generate premium income. A put option on a security gives the holder the right to sell and obligates the writer to purchase, in return for a premium paid, the underlying security at the exercise price during the option period.

Although these investment practices will be used to reduce the effect of any adverse price movement in the securities subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered put options -- the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities at prices which may not reflect current market values; and purchasing put options -- possible loss of the entire premium paid.

                            Interest Rate Futures

C-K Strategic Income Fund may engage in transactions involving interest rate futures contracts and options thereon to hedge against changes in interest rates. See "DESCRIPTION OF CERTAIN INVESTMENTS: Futures Contracts and Related Options" in the Statement of Additional Information. The Fund will engage in such activities only with respect to securities it may otherwise purchase or indices composed of such securities. The Fund will enter into such futures contracts only when, in compliance with the requirements of the Securities and Exchange Commission, cash or high quality liquid debt securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account of the Fund's custodian.

                       Certain Policies to Reduce Risk

Each Fund has adopted certain fundamental investment policies in managing its portfolio that are designed to maintain the portfolio's diversity and reduce risk. Each Fund will not: (i) with respect to 75% of each Fund's total assets, invest in more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of its total assets in the securities of any one issuer; or (ii) borrow money except temporarily from banks to facilitate redemption requests that might otherwise require untimely disposition of portfolio securities and in amounts not exceeding 10% of each Fund's total assets. Limitation (i) does not apply to the C-K International Fund For Growth or, in the case of the other Funds, to U.S. Government Securities. The investment policies described above in this paragraph are fundamental and may be changed for a Fund only by approval of that Fund's shareholders.

It is the policy of each Fund that when Colonial (or Gartmore, State Street or Newport, as the case may be) deems a temporary defensive position advisable, the Fund may invest, without limitation (i.e., up to 100% of its assets), in high-quality fixed-income securities, or hold assets in cash or cash equivalents, to the extent Colonial (or Gartmore, State Street or Newport, as the case may be) believes such alternative investments to be less risky than those securities in which the Fund normally invests.

Additional investment restrictions are set forth in the Statement of Additional Information.

        CHANGES TO INVESTMENT OBJECTIVES AND NON-FUNDAMENTAL POLICIES

The Funds may not always achieve their investment objectives. The Funds investment objectives and nonfundamental policies may be changed without shareholder approval. The holders of VA Contracts and VLI Policies will be notified at least thirty days prior to any material change in a Fund's investment objective. A Fund's fundamental investment policies listed in the Statement of Additional Information cannot be changed without shareholder majority approval.

                                  APPENDIX A

Description of Bond Ratings

The ratings of certain debt instruments in which one or more of the Funds may invest are described below:

Standard and Poor's Corporation--Bond Ratings

AAA The highest rating assigned by S&P indicates an extremely strong capacity to repay principal and interest.

AA bonds also qualify as high quality. Capacity to repay principal and pay interest is very strong, and the majority of instances, they differ from AAA only in small degree.

A bonds have a strong capacity to repay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB bonds are regarded as having an adequate capacity to repay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and interest than for bonds in the A category.

BB, B, CCC and CC bonds are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree. While likely to have some quality and protection characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Moody's Investors Service, Inc.--Bond Ratings

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

Those bonds in the Aa through B groups which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many of the favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade, neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements; their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes these bonds.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. They may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are speculative in a high degree, often in default or having other marked shortcomings.

C bonds are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                  APPENDIX B

           C-K Strategic Income Fund -- Schedule of Portfolio Asset
                       Composition by Rating For 1994*

                                                Month
               ------------------------------------------------------------------------
Rating           July      August     September     October     November     December
                -------    -------    ----------    --------    ---------   -----------
                                      (percentage of portfolio)
               ------------------------------------------------------------------------
Aaa/AAA          59.1%      60.5%        56.1%        56.7%       40.7%         42.6%
Aa/AA             9.6%      --           --            1.7%       16.2%         15.2%
A/A              --         --           --           --          --            --
Baa/BBB          --         --           --           --          --            --
Ba/BB            --         --            2.1%         1.8%        3.1%          3.0%
B/B              31.3%      39.5%        39.5%        37.7%       40.0%         39.2%
Caa/CCC          --         --            2.3%         2.1%       --            --
Ca/CC            --         --           --           --          --            --
C                --         --           --           --          --            --
Unrated          --         --           --           --          --            --
                ------     ------      --------      ------      -------      ---------
Total           100.0%     100.0%       100.0%       100.0%      100.0%        100.0%
                ======     ======      ========      ======      =======      =========


                          1994
Rating         (percentage of portfolio)
               --------------------------
Aaa/AAA                   52.6%
Aa/AA                      7.1%
A/A                       --
Baa/BBB                   --
Ba/BB                      1.7%
B/B                       37.9%
Caa/CCC                    0.7%
Ca/CC                     --
C                         --
Unrated                   --
                        -------
Total                    100.0%
                        ========

  *The Fund commenced operations on July 5, 1994.

                       KEYPORT VARIABLE INVESTMENT TRUST

                  Federal Reserve Plaza, 600 Atlantic Avenue
                          Boston, Massachusetts 02210




                      STATEMENT OF ADDITIONAL INFORMATION


     The Statement of Additional Information ("SAI") is not a Prospectus, but should be read in conjunction with the Trust's Prospectus, dated May 1, 1995 and any supplement thereto, which may be obtained by calling Keyport Financial Services Corp. at (800) 437-4466.

     The date of this SAI is May 1, 1995.



                               TABLE OF CONTENTS

ITEM                                                                       PAGE
INVESTMENT MANAGEMENT AND OTHER SERVICES ................................. S-3
     General ............................................................. S-3
     KASC's Responsibilities ............................................. S-5
     Trust Charges and Expenses .......................................... S-5

INVESTMENT RESTRICTIONS .................................................. S-7
     C-K U.S. Gov't Fund ................................................. S-7
     C-K Growth and Income Fund .......................................... S-8
     C-K Utilities Fund .................................................. S-9
     C-K International Fund For Growth ................................... S-11
     C-K U.S. Fund For Growth ............................................ S-13
     C-K Strategic Income Fund ........................................... S-14
     N-K Tiger Fund ...................................................... S-16

                                     S-1

MORE FACTS ABOUT TRUST ................................................... S-17
     Mixed and Shared Funding ............................................ S-17
     Organization ........................................................ S-18
     Trustees and Officers ............................................... S-18
     Principal Holders of Securities ..................................... S-21
     Custodian ........................................................... S-22
     Independent Accountants ............................................. S-22

OTHER CONSIDERATIONS ..................................................... S-22
     Portfolio Turnover .................................................. S-22
     Suspension of Redemptions ........................................... S-23
     Valuation of Securities ............................................. S-23
     Portfolio Transactions .............................................. S-24

DESCRIPTION OF CERTAIN INVESTMENTS ....................................... S-26
     Money Market Instruments ............................................ S-26
     Investments in Less Developed Countries ............................. S-29
     Foreign Currency Transactions ....................................... S-30
     Options on Securities .... .......................................... S-34
     Futures Contracts and Related Options ............................... S-34
     Passive Foreign Investment Companies ................................ S-37
     Securities Loans .................................................... S-37

INVESTMENT PERFORMANCE ................................................... S-38

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS ......................... S-39

     Keyport Variable Investment Trust (the "Trust"), a Massachusetts business trust, is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust currently offers seven
Funds: Colonial-Keyport U.S. Government Fund ("C-K U.S. Gov't Fund"); Colonial-Keyport Growth and Income Fund ("C-K Growth and Income Fund"); Colonial-Keyport Utilities Fund ("C-K Utilities Fund"); Colonial-Keyport International Fund For Growth ("C-K International Fund For Growth"); Colonial-Keyport U.S. Fund For Growth ("C-K U.S. Fund For Growth"); Colonial-Keyport Strategic Income Fund ("C-K Strategic Income Fund"); and Newport-Keyport Tiger Fund ("N-K Tiger Fund"). The Trust commenced operations on July 1, 1993.

                   INVESTMENT MANAGEMENT AND OTHER SERVICES
General

     Keyport Advisory Services Corp. ("KASC") serves as Manager pursuant to three investment advisory agreements between the Trust on behalf of one or more of the Funds and KASC (the "Management Agreements"). KASC is a direct wholly-owned subsidiary of Keyport Life Insurance Company ("Keyport"), which is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. ("LFC"). As of March 31, 1995, approximately 81.9% of the combined voting power of LFC's outstanding voting stock was owned, indirectly, by Liberty Mutual Insurance Company ("Liberty Mutual").

     KASC and the Trust, on behalf of each Fund (other than N-K Tiger Fund), have entered into a separate Sub-Advisory Agreement ("Colonial Sub-Advisory Agreements") with Colonial Management Associates, Inc. ("Colonial"). Colonial is a subsidiary of The Colonial Group, Inc. LFC acquired The Colonial Group, Inc. on March 24, 1995. Colonial has delegated portfolio management of C-K International Fund For Growth to Gartmore Capital Management Limited ("Gartmore") pursuant to a separate Sub-Advisory Agreement (the "Gartmore Sub-Advisory Agreement") among the Fund, KASC, Colonial and Gartmore. Similarly Colonial has delegated portfolio management of the C-K U.S. Fund For Growth to State Street Global Advisors, a division of State Street Bank and Trust Company ("State Street") pursuant to a separate Sub-Advisory Agreement (the "State Street Sub-Advisory Agreement") among the Fund, KASC, Colonial and State Street.

     KASC and the Trust, on behalf of the N-K Tiger Fund, have entered into a separate Sub-Advisory Agreement (the "Newport Sub-Advisory Agreement") with Newport Fund Management, Inc. ("Newport"). Newport is an indirect wholly owned subsidiary of Liberty Newport Holdings, Ltd. ("LNH"). LFC acquired LNH on April 3, 1995.

     Keyport Advisory Services Corp. Keyport owns all of the outstanding common stock of KASC. The directors and principal executive officer of KASC are: John W. Rosensteel, (principal executive officer); John E. Arant, III; James J. Klopper; Paul H. LeFevre, Jr.; and Lee R. Roberts. Messrs. Rosensteel and Roberts also are directors of Keyport Financial Services Corp. ("KFSC"), the principal underwriter for shares of the Funds.

     Colonial Management Associates, Inc. The Colonial Group, Inc., One Financial Center, Boston, Massachusetts 02111, owns all of the outstanding common stock of Colonial. LFC owns all of the outstanding common stock of The Colonial Group, Inc. The directors and principal executive officers of Colonial are Bonny E. Boatman, Sheila E. Carroll, Harold W. Cogger (principal executive officer), C. Herbert Emilson, C. Frazier Evans, Donald S. MacKinnon, Jeffrey L. McGregor, John A. McNeice, Jr., Charles A. O'Neill, Helen Frame Peters, Daniel Rie, Davey S. Scoon, Richard A. Silver and Arthur O. Stern.

     Gartmore Capital Management Limited. Gartmore is a subsidiary of Gartmore plc which is listed on the London Stock Exchange. Seventy-five percent of the equity of Gartmore plc is owned indirectly by Banque Indosuez, a leading French bank, which, in turn, is an indirect subsidiary of Compagnie de Suez S.A. Gartmore is a member of the Investment Management Regulatory Organization, a principal regulator in the U.K. for investment management firms, and also is registered with the SEC as an investment adviser. The directors and principal executive officer of Gartmore are Andrew Fleming, Nicholas Henderson, Antoine Khayat, Stephen Lowe, Helen Marsden, Paul Myners (principal executive officer), Sally J.J. Tennant, Richard Watt, David Watts, Peter Whelpton and Jeremy Willoughby.

     State Street Global Advisors. State Street Boston Corporation, a publicly traded bank holding company, owns all of the outstanding capital stock of State Street. The directors and principal executive officer of State Street are Tenley B. Albright, Joseph A. Baute, L. MacAllister Booth, Marshall N. Carter (principal executive officer), James L. Cash, Jr., Truman S. Casner, Nader F. Darehshori, Charles F. Kaye, John M. Kucharski, Charles R. LaMantia, David B. Perini, Dennis J. Picard and David A. Spina.

     Newport. Newport Pacific owns all of the outstanding common stock of Newport. Liberty Newport Holdings, Ltd. ("LNH") owns all of the outstanding common stock of Newport Pacific. LFC owns all of the outstanding common stock of LNH. LFC owns all of the outstanding common stock of LNH. The directors and principal executive officers of Newport are John M. Mussey (principal executive officer), Sabino Marinella, Kenneth R. Leibler, Lindsay Cook, Thomas
R. Tuttle, Pamela Frantz, Gerald Rush and Linda Couch.

     The Management Agreements and the Sub-Advisory Agreements provide that none of KASC, Colonial, Gartmore, State Street or Newport, nor any of their respective directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of any Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by KASC, Colonial, Gartmore, State Street or Newport of its respective duties under the Agreement and the Sub-Advisory Agreements to which it is party, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of KASC, Colonial, Gartmore, State Street or Newport, as the case may be, in the performance of its respective duties or from reckless disregard by KASC, Colonial, Gartmore, State Street or Newport, as the case may be, of its respective obligations and duties under the Management Agreements and Sub-Advisory Agreements.

KASC's Responsibilities

     In addition to its duties described in the Prospectus, KASC, in furtherance of such duties and responsibilities, gathers and evaluates general economic, statistical, and financial data for presentation to the Board of Trustees, recommends, following inquiry, the addition or deletion of Funds, assists Colonial, Gartmore, State Street and Newport in the performance of their respective duties, coordinates the provision of information to shareholders, coordinates with Colonial, Gartmore, State Street, Newport and KFSC to provide requested performance information and coordinates the activities of other service entities such as (i) the custodian, (ii) independent auditors, (iii) outside legal counsel, (iv) Colonial, as the transfer agent or as delegated to perform administrative duties, and (v) KFSC.

     KASC, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under the Agreement and pays all compensation of the Trustees, officers, and employees who are employees of KASC, KFSC or Keyport. Employees of other affiliates of KASC are paid by such other affiliates.

Trust Charges and Expenses

     Each of C-K U.S. Gov't Fund, C-K Growth and Income Fund and C-K Utilities Fund commenced operations on July 1, 1993. C-K International Fund For Growth commenced operations on May 2, 1994. Each of C-K U.S. Fund For Growth and C-K Strategic Income Fund commenced operations on July 5, 1994. It is expected that N-K Tiger Fund will commence operations on or about May 1, 1995.

     Management Fees. During 1993 and 1994, respectively, pursuant to the Management Agreements described in the Prospectus, each Fund listed below paid KASC management fees as follows:

                                        1993                 1994
                                        ----                 ----
C-K U.S. Gov't Fund:                $ 69,522               $188,172
C-K Growth and Income Fund:         $ 69,688               $273,406
C-K Utilities Fund:                 $125,219               $269,227
C-K International Fund For Growth:        --               $ 88,260
C-K U.S. Fund For Growth:                 --               $ 48,403
C-K Strategic Income Fund:                --               $ 36,266

     Certain Administrative Expenses. During 1994 each Fund listed below made payments as follows to Colonial for pricing and bookkeeping services.

C-K U.S. Gov't Fund:                        $27,000
C-K Growth and Income Fund:                 $27,000
C-K Utilities Fund:                         $27,091
C-K International Fund For Growth:          $18,000
C-K U.S. Fund For Growth:                   $13,500
C-K Strategic Income Fund:                  $13,500

     In addition during 1994 each Fund listed below made payments as follows to Liberty Investment Services, Inc. ("LIS"), a wholly-owned subsidiary of LFC, for transfer agent services:

C-K U.S. Gov't Fund:                                $7,500
C-K Growth and Income Fund:                         $7,500
C-K Utilities Fund:                                 $7,500
C-K International Fund For Growth:                  $5,000
C-K U.S. Fund For Growth:                           $3,750
C-K Strategic Income Fund:                          $3,750

     Colonial assumed from LIS responsibility for providing transfer agency services as of January 3, 1995.

     Expense Limitations. KASC has agreed to reimburse all expenses, including management fees, but excluding interest, taxes, brokerage, and other expenses which are capitalized in accordance with accepted accounting procedures, and extraordinary expenses, incurred by (i) each of C-K U.S. Gov't Fund, C-K Growth and Income Fund, C-K Utilities Fund and C-K U.S. Fund For Growth in excess of 1.00% of average net asset value per annum, (ii) each of C-K International Fund For Growth and the N-K Tiger Fund in excess of 1.75% of average daily net asset value per annum, and (iii) C-K Strategic Income Fund in excess of 0.80% of average daily net asset value per annum, in each case for the period from May 1, 1995 until April 30, 1996. (These expense limitations have been in effect prior to May 1, 1995 for each Fund, except that prior to such date the annual expense limitation of C-K Strategic Income Fund was 1.00% of average daily net asset value per annum.) Pursuant to such limitations the total expenses of the following Funds were reduced during 1994 by the following amounts:

C-K U.S. Fund For Growth:                          $38,435
C-K Strategic Income Fund:                         $33,219

                            INVESTMENT RESTRICTIONS

     In addition to the restrictions set forth in the Prospectus with respect to each Fund which are described as fundamental investment policies, the investment restrictions specified below with respect to each Fund as "Fundamental Investment Policies" have been adopted as fundamental investment policies of each Fund. Such fundamental investment policies may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Fund. As used in the Prospectus and in this SAI, the term "majority of the outstanding voting securities" means the lesser of (i) 67% of the voting securities of a Fund present at a meeting where the holders of more than 50% of the outstanding voting securities of a Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental objectives, policies, or restrictions of that Fund.

     Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For purposes of the diversification requirement of the Investment Company Act of 1940, as amended (the "1940 Act"), the issuer with respect to a security is the entity whose revenues support the security.

C-K U.S. Gov't Fund

     Fundamental Investment Policies. The C-K U.S. Gov't Fund may:

     1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

     2.  Invest up to 15% of its net assets in illiquid assets;

     3. Underwrite securities issued by others only when disposing of portfolio securities;

     4. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

     5. Not concentrate more than 25% of its total assets in any one industry; and

     6. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

     Other Investment Policies. As non-fundamental investment policies of the C-K U.S. Gov't Fund which may be changed without a shareholder vote, the Fund may not:

     1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

     2. Own real estate unless it is acquired as the result of owning securities and not more than 5% of total assets;

     3. Purchase and sell futures contracts and related options if the total initial margin and premiums required to establish non-hedging positions exceeds 5% of its total assets;

     4. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

     5. Invest in interests in oil, gas, or other mineral exploration or development programs, including leases;

     6. Purchase any security resulting in the Fund having more than 5% of its total assets invested in securities of companies (including predecessors) less than three years old; or

     7.  Pledge more than 33% of its total assets.

C-K Growth and Income Fund

     Fundamental Investment Policies. The C-K Growth and Income Fund may:

     1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

     2.  Invest up to 15% of its net assets in illiquid assets;

     3. Underwrite securities issued by others only when disposing of portfolio securities;

     4. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

     5. Not concentrate more than 25% of its total assets in any one industry; and

     6. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

     Other Investment Policies. As non-fundamental investment policies of the C-K Growth and Income Fund which may be changed without a shareholder vote, the Fund may not:

     1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

     2. Own real estate unless it is acquired as the result of owning securities and not more than 5% of total assets;

     3. Purchase and sell futures contracts and related options if the total initial margin and premiums required to establish non-hedging positions exceeds 5% of its total assets;

     4. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

     5. Invest in interests in oil, gas, or other mineral exploration or development programs, including leases;

     6. Purchase any security resulting in the Fund having more than 5% of its total assets invested in securities of companies (including predecessors) less than three years old; or

     7.  Pledge more than 33% of its total assets.

C-K Utilities Fund

     Fundamental Investment Policies. The C-K Utilities Fund may:

     1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

     2.  Invest up to 15% of its net assets in illiquid assets;

     3. Underwrite securities issued by others only when disposing of portfolio securities;

     4. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and

     5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

     Other Investment Policies. As non-fundamental investment policies of C-K Utilities Fund which may be changed without a shareholder vote, the Fund may not:

     1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

     2. Own real estate unless it is acquired as the result of owning securities and not more than 5% of total assets;

     3. Purchase and sell futures contracts and related options if the total initial margin and premiums required to establish non-hedging positions exceeds 5% of its total assets;

     4. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

     5. Invest in interests in oil, gas, or other mineral exploration or development programs, including leases;

     6. Purchase any security resulting in the Fund having more than 5% of its total assets invested in securities of companies (including predecessors) less than three years old; or

     7.  Pledge more than 33% of its total assets.

C-K International Fund For Growth

     Fundamental Investment Policies. The C-K International Fund For Growth may:

     1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

     2. Underwrite securities issued by others only when disposing of portfolio securities;

     3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

     4. Not concentrate more than 25% of its total assets in any one industry;

     5. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

     6. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets; and

     7. Not purchase any security issued by another investment company if immediately after such purchase the Fund would own in the aggregate
         (i) more than 3% of the total outstanding voting securities of such other investment company, (ii) securities issued by such other investment company having an aggregate value in excess of 5% of the Fund's total assets, or (iii) securities issued by investment companies having an aggregate value in excess of 10% of the Fund's total assets.

     Other Investment Policies. As non-fundamental investment policies of the C-K International Fund For Growth which may be changed without a shareholder vote, the Fund may not:

     1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

     2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

     3. Invest in interests in oil, gas, or other mineral exploration or development programs, including leases;

     4. Purchase any security resulting in the Fund having more than 5% of its total assets invested in securities of companies (including predecessors) less than three years old;

     5.  Pledge more than 33% of its total assets;

     6. Purchase any security if, as a result of such purchase, more than 10% of its total assets would be invested in the securities of issuers which are restricted as to disposition;

     7.  Invest more than 15% of its net assets in illiquid assets;

     8. Invest in warrants if, immediately after giving effect to any such investment, the Fund's aggregate investment in warrants, valued at the lower of cost or market, would exceed 10% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the Fund in units or attached to securities will be deemed to be without value;

     9. With respect to 75% of total assets, purchase any voting security of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer;

     10. Purchase puts, calls, straddles, spreads, or any combination thereof if, as a result of such purchase, the Fund's aggregate investment in such securities would exceed 5% of total assets;

     11. Acquire any security issued by a person that, in its most recent fiscal year, derived 15% or less of its gross revenues from securities related activities (within the meaning of Rule 12d3-1 under the Investment Company Act of 1940 (the "1940 Act")) if the Fund would control such person after such acquisition; or

     12. Acquire any security issued by a person that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities related activities (as so defined) unless (i) immediately after such acquisition of any equity security, the Fund owns 5% or less of the outstanding securities of that class of the issuer's equity securities, (ii) immediately after such acquisition of a debt security, the Fund owns 10% or less of the outstanding principal amount of the issuer's debt securities, and (iii) immediately after such acquisition, the Fund has invested not more than 5% of its total assets in the securities of the issuer.

C-K U.S. Fund For Growth

     Fundamental Investment Policies. The C-K U.S. Fund For Growth may:

     1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

     2. Underwrite securities issued by others only when disposing of portfolio securities;

     3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

     4. Not concentrate more than 25% of its total assets in any one industry; and

     5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

     6. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

     7. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

     Other Investment Policies. As non-fundamental investment policies of C-K U.S. Fund For Growth which may be changed without a shareholder vote, the Fund may not:

     1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

     2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

     3. Invest in interests in oil, gas, or other mineral exploration or development programs, including leases;

     4. Purchase any security resulting in the Fund having more than 5% of its total assets invested in securities of companies (including predecessors) less than three years old; and

     5.  Pledge more than 33% of its total assets;

     6. Purchase any security if, as a result of such purchase, more than 10% of its total assets would be invested in the securities of issuers which are restricted as to disposition;

     7.  Invest more than 15% of its net assets in illiquid assets;

     8. Invest in warrants if, immediately after giving effect to any such investment, the Fund's aggregate investment in warrants, valued at the lower of cost or market, would exceed 10% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the Fund in units or attached to securities will be deemed to be without value; or

     9. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets.

C-K Strategic Income Fund

     Fundamental Investment Policies. The C-K Strategic Income Fund may:

     1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

     2. Underwrite securities issued by others only when disposing of portfolio securities;

     3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

     4. Not concentrate more than 25% of its total assets in any one industry;

     5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

     6. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

     7. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

     Other Investment Policies. As non-fundamental investment policies of the C-K Strategic Income Fund which may be changed without a shareholder vote, the Fund may not:

     1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

     2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

     3. Invest in interests in oil, gas, or other mineral exploration or development programs, including leases;

     4. Purchase any security resulting in the Fund having more than 5% of its total assets invested in securities of companies (including predecessors) less than three years old;

     5.  Pledge more than 33% of its total assets;

     6. Purchase any security if, as a result of such purchase, more than 10% of its total assets would be invested in the securities of issuers which are restricted as to disposition;

     7.  Invest more than 15% of its net assets in illiquid assets; or

     8. Invest in warrants if, immediately after giving effect to any such investment, the Fund's aggregate investment in warrants, valued at the lower of cost or market, would exceed 10% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the Fund in units or attached to securities will be deemed to be without value.

N-K Tiger Fund

     Fundamental Investment Policies. The N-K Tiger Fund may not:

     1. With respect to 75% of total assets purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

     2. Underwrite securities issued by others except when disposing of portfolio securities;

     3. Buy or sell commodities or commodity contracts (other than currency forward contracts);

     4. Borrow amounts in excess of 5% of the Fund's net asset value, and only from banks as a temporary measure for extraordinary or emergency purposes and not for investment in securities. To avoid the untimely disposition of assets to meet redemptions it may borrow up to 20% of the net value of its assets to meet redemptions. The Fund will not make other investments while such borrowings referred to above in this item are outstanding. The Fund will not mortgage, pledge or in any other manner transfer, as security for indebtedness, any of its assets. (Short-term credits necessary for the clearance of purchases or sales of securities will not be deemed to be borrowings by the Fund.);

     5. Make loans, except that the Fund may: (a) acquire for investment a portion of an issue of bonds, debentures, notes or other evidences of indebtedness of a corporation or government; (b) enter into repurchase agreements, secured by obligations of the United States or any agency or instrumentality thereof;

     6.  Issue senior securities (except in accordance with 4 above);

     7. Concentrate more than 25% of its total assets in any one of its industry;

     8. Purchase or sell real estate, provided that securities of companies which deal in real estate or interests therein will not be deemed to be investments in real estate.

     Other Investment Policies. As non-fundamental investment policies of the N-K Tiger Fund which may be changed without a shareholder vote, the Fund may not:

     1. Purchase any security resulting in the Fund having more than 5% of its total assets invested in securities of companies (including predecessors) less than three years old;

     2.  Invest in companies for the purpose of exercising control;

     3. Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

     4. Participate on a joint and several basis in any securities trading account;

     5.  Write or trade in put or call options;

     6. Purchase securities on margin, but the Fund may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities;

     7.  Engage in short sales of securities; or

     8. Invest in interests in oil, gas or other mineral exploration or development programs, including leases.

                          MORE FACTS ABOUT THE TRUST

Mixed and Shared Funding

     As described in the Prospectus, the Trust serves as the funding medium for VA contracts and VLI policies of Keyport, Keyport America Life Insurance Company (a wholly owned subsidiary of Keyport formerly known as "Crown America Life Insurance Company")("Keyport America"), and Liberty Life Assurance Company of Boston ("Liberty Life"), 90%-owned subsidiary of Liberty Mutual. This is referred to as "mixed and shared funding." The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Board of Trustees monitors for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts of Participating Insurance Companies (as such term is defined in the Prospectus) might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

     At this time the Trust does not anticipate offering its shares to insurance companies that are unaffiliated with Keyport or Liberty Mutual, but may do so in the future.

Organization

     The Trust is required to hold a shareholders' meeting to elect Trustees to fill vacancies in the event that less than a majority of Trustees were elected by shareholders. Trustees may also be removed by the vote of two-thirds of the outstanding shares at a meeting called at the request of shareholders whose interests represent 10% or more of the outstanding shares.

     The shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Funds voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

     The Funds are not required by law to hold regular annual meetings of their shareholders and do not intend to do so. However, special meetings may be called for purposes such as electing or removing Trustees or changing fundamental policies.

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust's shareholders are the separate accounts and general accounts of Keyport, Keyport America and Liberty Life. However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the applicable Fund thereof) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board of Trustees. The Declaration of Trust provides for indemnification out of the Trust's assets (or the applicable Fund) for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one Fund of sustaining a loss on account of liabilities incurred by another Fund is also believed to be remote.

Trustees and Officers

     The Trustees and officers of the Trust, together with information as to their principal addresses and business occupations during the last five years, are shown below. An asterisk next to a name indicates that a Trustee is considered an "interested person" of the Trust (as defined in the 1940 Act).


=======================================  ========================= ====================================
                                         Positions(s) held         Principal occupations
Name and Address                         with the Trust            during past five years
======================================== ========================= ====================================
Richard R. Christensen*                  President and Trustee     President, Liberty Investment
Federal Reserve Plaza                                              Services, Inc.
600 Atlantic Avenue
Boston, MA 02210
---------------------------------------  ------------------------- ------------------------------------
John A. Bacon Jr.                        Trustee                   Private Investor; Director, Duplex
4N640 Honey Hill Road                                              Products, Inc.
Box 296
Wayne, IL 60184
---------------------------------------  ------------------------- ------------------------------------
Salvatore Macera                         Trustee                   Private Investor
20 Rowes Wharf
Boston, MA  02109
---------------------------------------  ------------------------- ------------------------------------
Dr. Thomas E. Stitzel                                              Professor of Finance, College of
2208 Tawny Woods Place                   Trustee                   Business, Boise State University;
Boise, ID 83706                                                    Business Consultant and Author
---------------------------------------  ------------------------- ------------------------------------
Richard A. Silver                        Treasurer                 Senior Vice President and Chief
One Financial Center                                               Financial Officer, Colonial
Boston, MA  02111                                                  Management Associates, Inc.
---------------------------------------  ------------------------- ------------------------------------
Peter L. Lydecker                        Controller                Vice President -- Funds
One Financial Center                                               Controller, Colonial Management
Boston, MA  02111                                                  Associates, Inc.
---------------------------------------  ------------------------- ------------------------------------
Daniel Rie                               Vice President            Senior Vice President,
One Financial Center                                               Colonial Management
Boston, MA  02111                                                  Associates, Inc.
---------------------------------------  ------------------------- ------------------------------------
Leslie W. Finnemore                      Vice President            Vice President, Colonial
One Financial Center                                               Management Associates, Inc.
Boston, MA  02111
---------------------------------------  ------------------------- ------------------------------------
John H. Lennon                           Vice President            Vice President, Colonial
One Financial Center                                               Management Associates, Inc.
Boston, MA  02111
---------------------------------------  ------------------------- ------------------------------------


                                     S-19

---------------------------------------  ------------------------- ------------------------------------
Michael H. Koonce                        Vice President            Vice President and Counsel,
One Financial Center                                               Colonial Management Associates,
Boston, MA  02111                                                  Inc. (1992-present);  Associate,
                                                                   Ropes & Gray, Boston, MA (prior
                                                                   thereto)
---------------------------------------  ------------------------- ------------------------------------
Carl C. Ericson                          Vice President            Vice President, Colonial
One Financial Center                                               Management Associates, Inc.
Boston, MA  02111
---------------------------------------  ------------------------- ------------------------------------
John M. Mussey                           Vice President            President, Newport Fund
580 California Street                                              Management, Inc.
San Francisco, CA  94104
---------------------------------------  ------------------------- ------------------------------------
John A. Benning                          Secretary                 Senior Vice President and General
Federal Reserve Plaza                                              Counsel, Liberty Financial
600 Atlantic Avenue                                                Companies, Inc.
Boston, MA 02210
---------------------------------------  ------------------------- ------------------------------------
Kevin M. Carome                          Assistant Secretary       Since April 1993, Associate
Federal Reserve Plaza                                              General Counsel and Vice President
600 Atlantic Avenue                                                (since February 1995), Liberty
Boston, MA 02210                                                   Financial Companies, Inc.;
                                                                   Associate, Ropes & Gray, prior
                                                                   thereto
======================================== ========================= ====================================

     As indicated in the above table, certain Trustees and officers of the Trust also hold positions with LFC, Keyport, KASC, KFSC, Colonial, Newport and/or certain of their affiliates. Certain of the Trustees and officers of the Trust hold comparable positions with certain other investment companies.

Compensation of Trustees

     The table set forth below presents certain information regarding the fees paid to the Trustees for their services in such capacity and total fees paid to them by all other investment companies affiliated with the Trust. Trustees do not receive any pension or retirement benefits from the Trust. No officers of the Trust or other individuals who are affiliated with the Trust receive any compensation from the Trust for services provided to it.

                                                Compensation Table
-------------------------------------------------------------------------------------------------------------------
                                                                                Total Compensation
                                                                                From the Trust and
                                                                                Affiliated Investment
Name of Trustee                    Aggregate 1994 Compensation*                 Companies in 1994**
---------------                    ----------------------------                 -----------------
Richard R. Christensen                          --                                      --

John A. Bacon Jr.                            $10,500                                  $29,500

Salvatore Macera                              10,500                                   29,500

Dr.Thomas E. Stitzel                          10,500                                   29,500

---------------------
* Consists of Trustee fees in the amount of (i) a $5,000 annual retainer, (ii) a $1,000 meeting fee for each meeting attended in person and (iii) a $500 meeting fee for each telephone meeting

** Includes Trustee fees paid by the Trust and Trustee fees paid by SteinRoe Variable Investment Trust

Principal Holders of Securities

     All the shares of the Funds are held of record by sub-accounts of separate accounts of Keyport, Keyport America or Liberty Life on behalf of the owners of VA contracts and VLI policies or by the general account of Keyport. At March 31, 1995, the general account of Keyport owned of record 57% of C-K U.S. Gov't Fund, 32% of C-K Growth and Income Fund, 46% of C-K International Fund For Growth, 51% of C-K U.S. Fund For Growth and 58% of C-K Strategic Income Fund. As of that date, Keyport's general account owned of record less than 25% of the outstanding shares of C-K Utilities Fund. At all meetings of shareholders of the Funds, Keyport, Keyport America and Liberty Life will vote the shares held of record by subaccounts of their respective separate accounts as to which instructions are received from the VA contract and VLI policy owners on behalf of whom such shares are held only in accordance with such instructions. All such shares as to which no instructions are received (as well as, in the case of Keyport, all shares held by its general account) will be voted in the same proportion as shares as to which instructions are received (with Keyport's general account shares being voted in the proportions determined by instructing owners of Keyport VA contracts and VLI policies). There is no requirement as to the minimum level of instructions which must be received from policy and contract owners. Accordingly, each of Keyport, Keyport America and Liberty Life disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of their respective separate accounts (or, in the case of Keyport, its general account). None of Keyport, Keyport America or Liberty Life know of any owner of a VA contract or VLI policy issued by it which on March 31, 1995 owned beneficially 5% or more of the outstanding shares of any Fund.

Custodian

     Boston Safe Deposit and Trust Company ("The Boston Company") is custodian of the securities and cash owned by the Funds. The Boston Company, One Boston Place, Boston, Massachusetts 02108, is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by persons authorized by the Trust. The Boston Company does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Trust. Portfolio securities of the Funds purchased in the U.S. are maintained in the custody of The Boston Company and may be entered into the Federal Reserve Book Entry system, or the security depository system of the Depository Trust Company or other security depository systems. Pursuant to the Custodian Agreement between the Trust and The Boston Company, portfolio securities purchased outside the U.S. are maintained in the custody of various foreign branches of The Boston Company and such other custodians, including foreign banks and foreign securities depositories, as are approved by the Board of Trustees, in accordance with regulations under the 1940 Act. The Funds may invest in obligations of The Boston Company and may purchase or sell securities to The Boston Company.

Independent Accountants

     Price Waterhouse LLP, whose address is 160 Federal Street, Boston, MA 02110, has been selected as the independent accountants for the Trust. Their selection, with respect to each Fund, has been approved by Keyport in connection with the organization of the Fund (at which time Keyport acted as sole shareholder of the Fund), and by the Board of Trustees.

                             OTHER CONSIDERATIONS

Portfolio Turnover

     Although no Fund purchases securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by any Fund and a Fund's annual portfolio turnover rate may vary significantly from year to year. A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. Although the Funds cannot predict portfolio turnover rate, it is estimated that, under normal circumstances, the annual rate for each Fund (other than the C-K U.S. Fund For Growth) will be no greater than 100%. Colonial and State Street anticipate that the portfolio turnover rate of the C-K U.S. Fund For Growth will not exceed 200%. The portfolio turnover rates of the Funds (other than N-K Tiger Fund, which was not in existence during applicable periods) are shown under "Financial Highlights" in the Financial Statements of the Trust contained in Appendix B to this Statement of Additional Information.

     If a Fund writes a substantial number of call or put options (on securities or indexes) or engages in the use of futures contracts or options on futures contracts (all referred to as "Collateralized Transactions"), and the market prices of the securities underlying the Collateralized Transactions move inversely to the Collateralized Transaction, there may be a very substantial turnover of the portfolios. The Funds pay brokerage commissions in connection with options and futures transactions and effecting closing purchase or sale transactions, as well as for the purchases and sales of other portfolio securities other than fixed income securities.

     C-K U.S. Fund For Growth uses quantitative techniques which may result in a high level of short-term trading producing a high portfolio turnover rate. C-K International Fund For Growth may be expected to experience higher portfolio turnover rates if such Fund makes a change in its investments from one geographic sector (e.g., Europe; Japan; emerging Asian markets; etc.) to another geographic sector. Costs will be greater if the change is from the sector in which the greatest proportion of its assets are invested.

Suspension of Redemptions

     The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (i) for any period during which trading on the New York Stock Exchange ("NYSE") is restricted or the NYSE is closed, other than customary weekend and holiday closing, (ii) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Funds is not reasonably practicable, or (iii) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.

Valuation of Securities

     The assets of the Funds are valued as follows:

     Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where Colonial (the Trust's pricing and bookkeeping agent) deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities are valued at the last quoted bid prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost when such cost approximates market value pursuant to procedures approved by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate as of 3:00 p.m. Eastern time. Portfolio positions for which there are no such valuations and other assets are valued at fair value as determined in good faith under the direction of the Trustees.

     The net asset value of shares of each Fund is normally calculated as of the close of regular trading on the NYSE, currently 4:00 p.m., Boston time, on every day the NYSE is open for trading, except on days where both (i) the degree of trading in a Fund's portfolio securities would not materially affect the net asset value of that Fund's shares and (ii) no shares of a Fund were tendered for redemption and no purchase order was received. The NYSE is open Monday through Friday, except on the following national holidays: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio Transactions

     The Trust has no obligation to do business with any broker-dealer or group of broker-dealers in executing transactions in securities with respect to the Funds, and the Funds have no intention to deal exclusively with any particular broker-dealer or group of broker-dealers.

     Each of Colonial, Gartmore, State Street and Newport places the transactions of the Funds with broker-dealers selected by it and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time may also execute portfolio transactions with such broker-dealers acting as principals.

     Except as described below in connection with commissions paid to a clearing agent on sales of securities, it is each Fund's policy and the policy of each of Colonial, Gartmore, State Street and Newport always to seek best execution, which is to place the Fund's transactions where the Fund can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when Colonial, Gartmore, State Street or Newport believes that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

     Subject to such policy of always seeking best execution, securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to Colonial, Gartmore, State Street, Newport, the Funds or other accounts as to which Colonial, State Street, Gartmore or Newport exercises investment discretion. Each of Colonial, Gartmore, State Street and Newport may use all, some or none of such research services in providing investment advisory services to each of its clients, including the Funds it advises. To the extent that such services are used by Colonial, Gartmore, State Street, or Newport they tend to reduce their expenses. In the opinion of Colonial, Gartmore, State Street and Newport, it is impossible to assign an exact dollar value for such services.

     Subject to such policies as the Board of Trustees may determine, each of Colonial, Gartmore, State Street and Newport may cause a Fund to pay a broker-dealer that provides brokerage and research services to it an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for a Fund in excess of the amount of commission that another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Each of Colonial, Gartmore, State Street and Newport must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided to it by the executing broker-dealer viewed in terms of that particular transaction or its overall responsibilities to the Fund and all its other clients.

     Certain of the other accounts of Colonial, Gartmore, State Street and Newport may have investment objectives and programs that are similar to those of the Funds. Accordingly, occasions may arise when each of Colonial, Gartmore, State Street and Newport engages in simultaneous purchase and sale transactions of securities that are consistent with the investment objectives and programs of a Fund and such other accounts. On those occasions, Colonial, Gartmore, State Street or Newport will allocate purchase and sale transactions in an equitable manner according to written procedures as approved by the Board of Trustees. Such procedures may, in particular instances, be either advantageous or disadvantageous to a Fund.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best execution and such other policies as the Board of Trustees may determine, each of Colonial, Gartmore, State Street and Newport may consider sales of VA contracts and VLI policies as a factor in the selection of broker-dealers to execute securities transactions for the Funds.

     The table below shows information on brokerage commissions paid by each Fund during the periods indicated (other than (i) C-K U.S. Government Fund and C-K Strategic Income Fund, which did not pay commissions on any of their transactions, and (ii) the N-K Tiger Fund, which was not in existence during such periods).

------------------------------------- ------------------ ----------------- ----------------- --------------------
                                      C-K Growth and     C-K Utilities     C-K               C-K U.S.Fund
                                      Income Fund        Fund              International     For Growth
                                                                           Fund For
                                                                           Growth
------------------------------------- ------------------ ----------------- ----------------- --------------------
Total amount of brokerage             $64,373            $37,872           $68,394           $31,950
commissions paid during 1994
------------------------------------- ------------------ ----------------- ----------------- --------------------
Amount of such commissions paid to    $ 7,654            $   552                --                 --
brokers or dealers who supplied
research services to Colonial,
Gartmore or State Street
------------------------------------- ------------------ ----------------- ----------------- --------------------
Amount of commissions paid to         $ 7,654            $   552                --                 --
brokers or dealers that were
allocated to such brokers or
dealers by Colonial, Gartmore or
State Street because of research
services provided to the Fund
------------------------------------- ------------------ ----------------- ----------------- --------------------
Total brokerage paid during period    $25,577            $57,260                --                 --
from July 1, 1993 (commencement of
operation) through December 31, 1993
------------------------------------- ------------------ ----------------- ----------------- --------------------

                      DESCRIPTION OF CERTAIN INVESTMENTS

     The following is a description of certain types of investments which may be made by one or more of the Funds.

Money Market Instruments

     As stated in the Prospectus, each Fund may invest in a variety of high-quality money market instruments, except that C-K U.S. Gov't Fund will not invest in certificates of deposit, bankers' acceptances, commercial paper, bank time deposits or corporate debt instruments. The money market instruments that may be used by each Fund may include:

     United States Government Obligations. These consist of various types of marketable securities issued by the U.S. Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the U.S. Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

     United States Government Agency Securities. These consist of debt securities issued by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association, Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks, the Federal National Mortgage Association, and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the U.S. Government (e.g., U.S. Treasury Bills); (ii) guaranteed by the U.S. Treasury (e.g., Government National Mortgage Association mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (e.g., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., securities issued by the Farmer's Home Administration).

     Bank and Savings and Loan Obligations. These include certificates of deposit, bankers' acceptances, and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. The Funds will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars, and is a member of the Federal Deposit Insurance Corporation ("FDIC"), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements. The Funds will not invest in time-deposits maturing in more than seven days.

     Short-Term Corporate Debt Instruments. These include commercial paper (i.e., short-term, unsecured promissory notes issued by corporations to finance short-term credit needs). Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 13 months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. Each Fund may purchase corporate debt securities having greater maturities.

     Repurchase Agreements. The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as a Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist only of securities issued by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark-to-market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the value of that Fund's total assets would be invested in such agreements or other securities which are illiquid.

     The Funds will seek to assure that the amount of collateral with respect to any repurchase agreement is adequate. As with any extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy under creditworthiness standards approved by the Board of Trustees and only when the economic benefit to the Funds is believed to justify the attendant risks. The Board of Trustees believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with commercial banks or registered broker-dealers.

     Adjustable Rate and Floating Rate Securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

     Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

     Floating rate instruments (generally corporate notes, bank notes or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g. daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

Investments in Less Developed Countries

     The C-K International Fund For Growth's investments in foreign securities may include investments in countries whose economies or securities markets are considered by Gartmore not to be highly developed (referred to as "emerging market countries"). Normally no more than 40% of the Fund's assets will be invested in such emerging market countries. As of March 31, 1995, the following countries were considered by Gartmore to be emerging market countries:

=======================================  ===================================== ====================================
Asia                                     Latin America                         Europe and the Middle East
---------------------------------------  ------------------------------------- ------------------------------------
                                         Argentina                             Greece
---------------------------------------  ------------------------------------- ------------------------------------
India                                    Brazil                                Israel
---------------------------------------  ------------------------------------- ------------------------------------
Indonesia                                Chile                                 Jordan
---------------------------------------  ------------------------------------- ------------------------------------
Korea                                    Colombia                              Portugal
---------------------------------------  ------------------------------------- ------------------------------------
Malaysia                                 Mexico                                Turkey
---------------------------------------  ------------------------------------- ------------------------------------
Pakistan                                 Peru
---------------------------------------  ------------------------------------- ------------------------------------
Philippines                              Venezuela
---------------------------------------  ------------------------------------- ------------------------------------
Sri Lanka
---------------------------------------  ------------------------------------- ------------------------------------
Taiwan
---------------------------------------  ------------------------------------- ------------------------------------
Thailand
=======================================  ===================================== =====================================

     N-K Tiger Fund invests primarily in companies located in the Tiger countries, which include Hong Kong, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand.

Foreign Currency Transactions

     Each of C-K International Fund For Growth, N-K Tiger Fund, C-K Strategic Income Fund and C-K Growth and Income Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. These Funds may purchase foreign currencies on a spot or forward basis in conjunction with their investments in foreign securities and to hedge against fluctuations in foreign currencies. C-K International Fund For Growth and C-K Strategic Income Fund also may buy and sell currency futures contracts and options thereon for such hedging purposes. C-K Strategic Income Fund also may buy options on currencies for hedging purposes.

     A Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with purchases or sales of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payments is declared, and the date on which such payments are made or received.

     A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and (if the Fund is so authorized) purchase and sell foreign currency futures contracts.

     For transaction hedging purposes a Fund which is so authorized may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on a currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

     When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, a Fund which is so authorized may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may enter into short sales of a foreign currency to hedge a position in a security denominated in that currency. In such circumstances, the Fund will maintain in a segregated account with the Fund's Custodian an amount of cash or liquid debt securities equal to the excess of (i) the amount of foreign currency required to cover such short sale position over (ii) the amount of such foreign currency which could then be realized through the sale of the foreign securities denominated in the currency subject to the hedge.

     The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

     It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which the Fund can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

Currency Forward and Futures Contracts

     Each of C-K International Fund For Growth, C-K Strategic Income Fund and N-K Tiger Fund will enter into such contracts only when cash or equivalents equal in value to either (i) the commodity value (less any applicable margin deposits) or (ii) the difference between the commodity value (less any applicable margin deposits) and the aggregate market value of all equity securities denominated in the particular currency held by the Fund have been deposited in a segregated account of the Fund's custodian. A forward currency contract involves an obligation to purchase or sell specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the Commodities Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. (N-K Tiger Fund may not invest in currency futures contracts.)

     Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Funds intend to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments or variation margin.

Currency Options

     In general, options on currencies operate similarly to options on securities and are subject to many risks similar to those applicable to currency futures and forward contracts. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

     C-K Strategic Income Fund will only purchase or write currency options when Colonial believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

     The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the value of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

     The value of a currency option reflects the value of an exchange rate which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd-lot market for the underlying currencies in connection with options at prices that are less favorable than for round-lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

Valuations

     There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Settlement Procedures

     Settlement procedures relating to the Funds' investments in foreign securities and to their foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in such Funds' domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign Currency Conversion

     Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

Options on Securities

     C-K Utilities Fund may write covered put options on securities and may purchase put options on securities. The Fund will only utilize options on securities that are exchange traded.

     A put option is a contract that gives the purchaser thereof, during the term of the option, the right to sell a specified amount of the security underlying the put option at the exercise price upon exercise of the option.

     Through the writing of a covered put option, the Fund will receive premium income but will also thereby obligate itself during the term of the option, upon the exercise thereof, to purchase from the holder of the put option the security underlying the option regardless of the market value of the security during the option period.

     To cover a put option written, the Fund may, for example, establish a segregated asset account with the Trust's custodian containing cash or liquid assets that, when added to amounts, if any, deposited with its broker as margin, equal the market value of the securities underlying the put option written.

     The Fund may purchase put options on securities for defensive purposes in order to hedge against an anticipated decline in the value of its portfolio securities. In addition, the Fund may write put options on securities, which may partially offset the effects of adverse changes in the value of the Fund's portfolio securities.

     Although these investment practices will be used to attempt to reduce the effect of any adverse price movement in the securities subject to the option, they do involve certain risks that are different, in some respects, from the investment risks associated with similar funds that do not engage in such activities. These risks include the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities at prices which may not reflect their current market values. In addition, when purchasing put options, the Fund is exposed to the possible loss of the entire premium paid if the option expires unexercised.

Futures Contracts and Related Options

     C-K Strategic Income Fund may engage in transactions involving interest rate futures contracts and options thereon to hedge against changes in interest rates. The Fund will engage in such transactions only with respect to securities it may otherwise purchase or indices composed of such securities.

     A futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on a commodity exchange or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying financial instruments, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

     Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government Securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

     Subsequent payments, called "variation margin", to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

     The Fund will enter into futures contracts only when, in compliance with the SEC's requirements, cash or high quality liquid debt securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account of the Fund's custodian.

Options on futures contracts

     The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.


     As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

     The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or equivalents equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account of the Fund's custodian.

Risks of transactions in futures contracts and related options

     Successful use of futures contracts by the Fund is subject to Colonial's ability to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not at times render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

     To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contacts or options), would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Passive Foreign Investment Companies

     The C-K International Fund For Growth and N-K Tiger Fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. The PFIC tax is the highest ordinary income rate and it could be increased by an interest charge on the deemed tax deferral. The Funds may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of the PFIC. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the Fund to recognize as income any appreciation (but not depreciation) on its holdings of PFICs as of the end of its fiscal year.

Securities Loans

     C-K U.S. Fund For Growth may make loans of its portfolio securities amounting to not more than 30% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. This collateral is deposited with the Trust's custodian which segregates and identifies these assets on its books as security for the loan. The borrower pays to the Fund an amount equal to any dividends, interest or other distributions received on securities lent. The borrower is obligated to return identical securities on termination of the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Trust has adopted these policies, in part, so that interest, dividends and other distributions received on the loaned securities, the interest or fees paid by the borrower to the Fund for the loan, and the investment income from the collateral will qualify under certain investment limitations under Subchapter M of the Internal Revenue Code.

                            INVESTMENT PERFORMANCE

     Each of the Funds may quote total return figures from time to time. Total return on a per share basis is the amount of dividends received per share plus or minus the change in the net asset value per share for a given period. Total return percentages may be calculated by dividing the value of a share at the end of a given period by the value of the share at the beginning of the period and subtracting one.

         Average Annual Total Return is computed as follows:

                                     ERV = P(1+T)n

         Where:     P    =     a hypothetical initial payment of $1,000
                    T    =     average annual total return
                    n    =     number of years
                    ERV  =     ending redeemable value of a hypothetical $1,000
                               payment made at the beginning of the period (or fractional portion thereof).

     For example, for a $1,000 investment in the Funds, the "Total Return", the "Total Return Percentage" and (where applicable) the "Average Annual Total Return" for the life of each Fund listed below (the period from July 1, 1993 (May 2, 1994, in the case of C-K International Fund For Growth, and July 5, 1994 in the case of C-K U.S. Fund For Growth and C-K Strategic Income Fund)) through December 31, 1994 were:

============================================== ===================== ===================== =======================
Fund                                           Total Return          Total Return          Average Annual
                                                                     Percentage            Total Return
---------------------------------------------- --------------------- --------------------- -----------------------
C-K U.S. Gov't Fund                            $ 1,001.67               0.167%              0.111%
---------------------------------------------- --------------------- --------------------- -----------------------
C-K Growth and Income Fund                     $ 1,042.18               4.218%              2.792%
---------------------------------------------- --------------------- --------------------- -----------------------
C-K Utilities Fund                             $   882.04             (11.796)%             (8.028)%
---------------------------------------------- --------------------- --------------------- -----------------------
C-K International Fund For Growth              $   940.00              (6.000)%             (8.864)%
---------------------------------------------- --------------------- --------------------- -----------------------
C-K U.S. Fund For Growth                       $ 1,043.96               4.396%              8.984%
---------------------------------------------- --------------------- --------------------- -----------------------
C-K Strategic Income Fund                      $ 1,010.96               1.096%              2.205%
============================================== ===================== ===================== =======================

     The figures contained in this "Investment Performance" section assume reinvestment of all dividends and distributions. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Fund's total returns do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies.

               INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS


     Price Waterhouse LLP are the Trust's independent accountants. The financial statements incorporated by reference in this SAI have been so incorporated, and the schedule of financial highlights has been included in the Prospectus, in reliance upon the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.

     The financial statements of the Fund and Report of Independent Accountants appearing on pages 5 to 17 of the December 31, 1994 Annual Report of the Trust are incorporated in this SAI by reference.